Exhibit 10.4

EXECUTION COPY

TRANSITION SERVICES AGREEMENT

BY AND BETWEEN

SUNEDISON, INC.

AND

SUNEDISON SEMICONDUCTOR LIMITED

DATED AS OF May 27, 2014

TRANSITION SERVICES AGREEMENT

This Transition Services Agreement (this “Agreement”), made and entered into effective as of May 27, 2014, is by and between SunEdison, Inc., a Delaware corporation (“SunEdison”), and SunEdison Semiconductor Limited a company organized and existing under the laws of Singapore and having its registered office at 80 Robinson Road, #02-00, Singapore 068898 (“SSL”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Separation Agreement.

RECITALS

WHEREAS, SunEdison has determined that it would be appropriate, desirable and in the best interests of SunEdison and the shareholders of SunEdison to separate the SSL Business from SunEdison;

WHEREAS, SunEdison and SSL have entered into the Separation Agreement, dated as of May 27, 2014 (the “Separation Agreement”), in connection with the separation of the SSL Business from SunEdison;

WHEREAS, the Separation Agreement also provides for the execution and delivery of certain other agreements, including this Agreement, in order to facilitate and provide for the separation of SSL and its subsidiaries from SunEdison; and

WHEREAS, following the separation by SunEdison described in the Separation Agreement, SunEdison will cause SSL to make an offer and sale to the public of SSL’s ordinary shares, which will take place pursuant to a registration statement on Form S-1 (the “IPO”);

WHEREAS, in order to ensure an orderly transition under the Separation Agreement, it will be necessary for the Parties to mutually provide certain corporate, general and administrative services to the other Party on an interim, transitional basis;

NOW, THEREFORE, for and in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, SunEdison and SSL hereby agree as follows:

ARTICLE I – DEFINITIONS

Section 1.1 Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Separation Agreement. As used herein, the following terms shall have the following meanings:

“Additional Services” has the meaning ascribed to such term in Section 2.1(b).

“Applicable Rate” means the Prime Rate plus two percent (2.0%), or such lower rate as may from time to time represent the maximum rate of interest payable under applicable Law.

“Applicable Services Termination Date” means, with respect to each Service, the earlier of (A) the date on which the Service terminates pursuant to Section 2.1(f)(i), (B) the date on which the Parties terminate such Service pursuant to Section 2.1(f)(ii)-(v), (C) the applicable Termination Date provide for each Service set forth in any Annex or Schedule thereto, or (D) the Expiration Date if a date is not provided pursuant to Section 2.1(f)(i).

“Basis” has the meaning ascribed to such term in Section 2.4(a)(ii).

“Change of Control” has the meaning ascribed to such term in Section 2.1(f)(iv).

“Direct Charges” has the meaning ascribed to such term in Section 2.4(b).

“Effective Date” means the date of the closing of the IPO.

“Expiration Date” means the date which is twenty-four (24) months, or such other date as the Parties may agree to in writing, after the Effective Date, or upon the termination of all Services provided under the Annexes hereto.

“Force Majeure” has the meaning ascribed to such term in Section 3.7.

“FTE” means Full Time Equivalent, calculated as the ratio of hours worked to provide a service in a period divided by the full time working hours in that period for a single person. For illustration purposes only, a person with full time working hours in a year of 2,080 hrs and providing 1,040 hours of services in a calendar year is a FTE of .5 (= 1040hrs/2080hrs).

“Insolvency Event” means with respect to either Party, as applicable, (i) the making by such Party of any assignment for the benefit of creditors of all or substantially all of its assets or the admission by such Party in writing of its inability to pay all or substantially all of its debts as they become due; (ii) the adjudication of such Party as bankrupt or insolvent or the filing by such Party of a petition or application to any tribunal for the appointment of a trustee or receiver for such Party or any substantial part of the assets of such Party; or (iii) the commencement of any voluntary or involuntary bankruptcy proceedings (and, with respect to involuntary bankruptcy proceedings, the failure of such proceedings to be discharged within sixty (60) days), reorganization proceedings or similar proceeding with respect to such Party or the entry of an order appointing a trustee or receiver or approving a petition in any such proceeding.

“Liaison” has the meaning set forth in Section 2.1(g)(iii).

“Party” means each of SunEdison and SSL, respectively, and together they are collectively referred to as the “Parties”.

“SSL Business” means (a) the worldwide semiconductor business of SunEdison and its Subsidiaries and Affiliates prior to the date hereof as described in the Form S-1 (including in any amendments or supplements thereto) as the “semiconductor business”, “our business” or similar terms to refer to the semiconductor materials business as operated as a business segment of SunEdison for periods prior to the Effective Date and (b) without limiting the foregoing clause (a) and except as otherwise expressly provided in this Agreement, any terminated, divested or discontinued businesses, Assets or operations that were of such a nature that they would be part of the SSL Business (as described in the foregoing clause (a)) had they not been terminated, divested or discontinued (regardless of whether they ever operated under the “SunEdison” name).

“SSL Group” means SSL and those specific Affiliates set forth on Exhibit A attached hereto and incorporated herein by this reference. For the avoidance of doubt, for purposes of this Agreement, no member of the SunEdison Group shall be deemed to be an Affiliate of any member of the SSL Group after the Effective Date.

“Service” means any one of the services described in the Annexes to this Agreement and referred to in Section 2.1(a) and the Additional Services referred to in Section 2.1(b), with two or more of such Services collectively referred to as “Services”.

“Service Fee” has the meaning ascribed to such term in Section 2.4(a)(i).

“Service Provider” has the meaning ascribed to such term in the relevant Annex for each Service.

“Service Recipient” has the meaning ascribed to such term in the relevant Annex for each Service.

“SOW” has the meaning ascribed to such term in Section 2.1(b).

“Standard Rates” shall mean, with respect to each Service provided hereunder, the default rate for such Service provided on the relevant Annex and charged other than on a fixed and pre-determined basis.

“SunEdison Group” means SunEdison and its Affiliates. For the avoidance of doubt, for purposes of this Agreement, no member of the SSL Group shall be deemed to be an Affiliate of any member of the SunEdison Group after the Effective Date.

“Termination Date” has the meaning ascribed to such term in the relevant Annex for each Service.

“Third-Party License” has the meaning ascribed to such term in Section 2.1(c)(i).

Section 1.2 Interpretation. In this Agreement:

(a) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires;

(b) the terms “hereof,” “herein,” “herewith” and words of similar import, and the term “Agreement” shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules, Exhibits and Appendices hereto and thereto) and not to any particular provision of this Agreement;

(c) Article, Section, Exhibit, Schedule and Annex references are to the Articles, Sections, Exhibits, Schedules and Annexes to this Agreement unless otherwise specified;

(d) the word “including” and words of similar import when used in this Agreement means “including, without limitation”;

(e) the word “or” shall not be exclusive;

(f) unless expressly stated to the contrary in this Agreement, all references to “the date hereof,” “the date of this Agreement,” “hereby” and “hereupon” and words of similar import shall all be references to the date first stated in the preamble to this Agreement, regardless of any amendment or restatement hereof;

(g) unless otherwise provided, all references to “$” or “dollars” are to United States dollars; and

(h) references to the performance, discharge or fulfillment of any Liability in accordance with its terms shall have meaning only to the extent such Liability has terms, and if the Liability does not have terms, the reference shall mean performance, discharge or fulfillment of such Liability.

ARTICLE II – PROVISION OF SERVICES

Section 2.1 Provision of Services by the Parties.

(a) Services to be Provided. Commencing on the Effective Date, subject to the other provisions of this Agreement, the Parties shall provide or cause to be provided to the other Party each of the Services described in the Annexes to this Agreement, for the time period and upon the terms and conditions set forth in each Annex. Except for the Services expressly contemplated to be provided in accordance with this Section 2.1, the Parties shall have no obligation under this Agreement to provide any services to the other Party or their respective group or in respect of any business, assets or properties not forming part of such group as of the Effective Date.

(b) Nature and Quality of Services. The quality of the Services provided by one Party to the other shall be substantially similar to those provided to each Party’s own group and, where applicable, substantially consistent with the quality and scope of the Services provided prior to the Effective Date. If either Party identifies any commercial or other service that is needed by it to assure a smooth and orderly transition of the businesses in connection with the consummation of the transactions contemplated by the Separation Agreement, and that is not otherwise governed by the provisions of the Separation Agreement or any other agreement among the Parties, the Parties will cooperate in good faith in determining whether there is a mutually acceptable basis on which the other Party will provide such service and shall document such basis in a Statement of Work (a “SOW”). Any such additional services that the Parties may provide are herein referred to as “Additional Services”. Any such Additional Services so provided by SunEdison shall constitute Services under this Agreement and be subject in all respects to the provisions of this Agreement as if fully set forth in an Annex as of the date hereof and shall be based on the terms included in the applicable Annex if not otherwise agreed in a SOW.

(c) Limitations; Resource Allocations.

(i) Notwithstanding anything to the contrary in this Agreement, neither Party shall be required to perform Services hereunder or take any actions relating thereto that conflict with or violate any applicable Law, contract, license, authorization, certification or permit or the Parties’ respective governance policies, as they may be amended from time to time. Without limiting the above, the provision of the Services may require consents, waivers, or approvals from certain third parties under permits, licenses and agreements to which the Parties or one of their respective Affiliates is a party (a “Third Party License”) to enable SunEdison or SSL to provide the Services. Each Party shall promptly notify the other, providing reasonable detail of any specific impairment in the ability to provide any Services by reason of the limitations described in this Section 2.1(c)(i). The Parties will use commercially reasonable efforts to develop a resolution that enables the Parties to continue the provision of the Services, including obtaining any required consents, waivers or approvals under a Third Party License, with the costs of obtaining such consents, waivers or approvals being the responsibility of service recipient, subject however to the prior written approval of such Party receiving the service before such costs shall be borne. If no commercially reasonable resolution is available within sixty (60) calendar days of notice of such impairment, either Party may, without any liability hereunder, immediately terminate the affected Service by providing written notice to the other Party.

(ii) The Parties hereby represent and agree that each Party and the other members of the respective group will use the Services provided hereunder only in accordance with all applicable Laws, and in accordance with the conditions, rules, regulations and specifications which may be set forth in any manuals, materials, documents or instructions made available or communicated by one Party to the other Party or any of the other members of the such Party’s group on an ongoing basis throughout the term of this Agreement.

(iii) The Parties acknowledge that each Party provides similar services to itself and other members of their respective group. Consequently, each Party may, from time to time, experience competing demands for its various services. Accordingly, the Parties agree that the other Party may use its reasonable discretion in prioritizing requests for service delivery among the other group and other members of their own group, in each case consistent with past practices; provided that each Party communicates scheduling issues associated with the delivery of any particular service hereunder with the relevant personnel from the other Party, and each Party makes commercially reasonable efforts to accommodate requests for services (provided such services requested are consistent with services provided to the other group by SunEdison prior to the Effective Date). Neither Party shall be required to add or retain staff, equipment, facilities or other resources in order to provide any Service unless otherwise agreed in the applicable Annex. Each Party shall have the right to outsource all or portions of some Services to qualified third parties if such Party deems it necessary for it and the other members of its group’s personnel to continue to adequately perform their other job functions.

(iv) If the Parties receive written notice from any third party service provider that such Person intends to terminate a service pursuant to which the Party provide a Service to the other or any member of the other’s group, then such Party shall provide a copy of the written notice to the other Party and shall use commercially reasonable efforts to secure the continued provision of that service from such third party or an alternative service provider. If continued provision of that service from such third party or an alternative service provider is not possible, the Party formerly providing such service to the other shall not be required to provide the affected Service.

(d) Transition of Services. The Parties acknowledge the transitional nature of the Services. Accordingly, each Party agrees to use commercially reasonable efforts to make a transition of each Service to its own internal organization or to obtain alternate third-party sources to provide such Services within twenty-four (24) months after the execution of this Agreement.

(e) Services Not Included. It is not the intent of either Party to render or receive from the other Party, professional advice or opinions, whether with regard to tax, legal, treasury, finance, employment or other business and financial matters, technical advice, whether with regard to information technology or other matters, or the handling of or addressing environmental matters. Neither party shall rely on, or construe, any Service rendered by or on behalf of the other Party as such professional advice or opinions or technical advice, and each Party shall seek third-party professional advice and opinions or technical advice as it may desire or need.

(f) Cancellation of Services Prior to Expiration Date.

(i) Subject to Section 2.1(f)(ii), neither Party shall have an obligation to provide any Service beyond the earlier of (A) the Termination Date for such Service as provided in the applicable Annex for such Service, (B) the Expiration Date, (C) any time following announcement of a transaction involving a Change of Control of SSL, or (D) any time either Party (or any member of the such Party’s group) shall have failed to perform any of its material obligations under this Agreement relating to any Service or any part thereof and the other Party has provided notice in writing in accordance with Section 3.9 of such failure and such failure except as set forth in subsection (1) below with respect to a payment failure, shall have continued uncured for a period of thirty (30) days after receipt by the Party failing to perform of written notice of such failure or is incapable of remedy. For the avoidance of doubt, the failure by one Party to pay the full amount of any invoiced amount when due shall be considered a breach of such Party’s material obligations under this Agreement, unless such failure to pay (1) is cured within two (2) business days to the satisfaction of the Party that should have received payment or (2) results from a good faith dispute in accordance with and subject to Section 2.5. In the event of a Change of Control of SSL pursuant to Section 2.1(f)(iv) SunEdison may elect, by delivery of notice in writing to SSL in accordance with Section 3.9, to terminate any or all Services hereunder, such termination to take effect on the date or dates specified by SunEdison in such notice; provided that without the written consent of SSL, no such termination of Service shall occur prior to the closing of such Change of Control transaction.

(ii) Unless otherwise provided in the relevant Annex for such Services, each Party shall have the option to terminate this Agreement or any one or more of the Services, in whole or in part, at any time prior to the Expiration Date; provided that such Party gives the other Party at least forty (45) days prior written notice of its election to exercise such option. During the Term, a Party may cause the other Party to resume the provision of any previously-terminated Service, at a cost determined in accordance with the relevant Annex, by providing SunEdison with written notice of the desire to resume such Service.

(iii) Either Party may terminate this Agreement at any time with immediate effect upon serving written notice upon the other Party if the other Party suffers an Insolvency Event.

(iv) The Parties acknowledge and agree that the acquisition of a controlling interest of SSL, or any member of the SSL Group possessing rights under this Agreement, by certain third parties which may have a conflict of interest with the business objectives of SunEdison presents a potential risk to SunEdison. Therefore, the Parties agree as follows. If a third party obtains a controlling interest in SSL or a member of the SSL Group is merged or consolidated with a third party (in each case, a “Change in Control”), then the terms and conditions of this Agreement shall be binding on and inure to the benefit of any such third party that is a successor in interest of SSL or member of the SSL Group, as the case may be, and SunEdison shall remain bound to all of its obligations and entitled to all of its rights hereunder, except that, SunEdison shall have the right upon ten (10) days written notice, such notice to be provided within thirty (30) days of such Change in Control, to immediately terminate this Agreement. For purposes hereof “controlling interest” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the applicable Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the above sentences in this Section 2.1(f)(iv) or any other term of this Agreement, in the event a third party (which is active in any field which includes: the manufacture of polysilicon; the growth, processing and manufacture of silicon crystals and single or multi-crystalline ingots for use as a substrate for solar cell production; the processing and manufacture of solar wafers used in the photovoltaic industry; the design, processing and manufacture of solar cells; and the design, processing and manufacture of modules, trackers, inverters and any and all balance of system hardware and software used in photovoltaic systems making, using or selling a semiconductor to convert solar energy to electricity; and is engaged in the generation, storage, transmission, distribution, control or monitoring of electrical power and electrical energy obtained from photovoltaic conversion of solar radiation and other renewable energy sources such as wind, moving water (including rain, tides and waves), organic plant and waste material (eligible biomass), and the earth’s heat (geothermal)) gains a controlling interest in SSL or a member of the SSL Group, then SunEdison shall have the right upon thirty (30) days written notice to terminate this Agreement and all associated Services.

(v) Upon completion of the sale or other disposition of any portion of SSL’s business, assets or properties (in each case, considered on a consolidated basis), SunEdison’s obligation to provide any Service in respect of the business, assets or properties so disposed shall terminate automatically and without any notice or other action by SSL, and the aggregate level or volume of such Service required to be provided to SSL (and, in the case of a Service, if any, for which the cost is not specified as a Service Fee, the service costs payable by SSL in respect thereof shall be reduced appropriately upon mutual written consent of the Parties. In the event of such a sale or other disposition, SSL shall remain liable for the payment for any Services Fees attributable to Services performed on account of such business, asset or property prior to the event.

(vi) Following the Applicable Services Termination Date and except as otherwise agreed to by SunEdison and SSL, neither SunEdison nor SSL will be under any further obligation with respect to any Service so terminated; provided that each Party will remain obligated for any Service Fees for the terminated Service through the Applicable Services Termination Date.

(g) Management of Services by the Parties; Liaisons.

(i) Except as may otherwise be expressly provided in this Agreement, the management of and control over the provision of the Services by SunEdison shall reside solely with SunEdison and notwithstanding anything to the contrary SunEdison shall be permitted to choose the personnel, methodology, systems, applications and third party providers it utilizes in the provision of such Services; provided that SunEdison shall remain responsible for the performance of the Services in accordance with this Agreement. The provision, use of and access to the Services shall be subject to (i) SunEdison’s business, operational and technical environment, standards, policies and procedures as in effect from time to time, (ii) applicable Law and (iii) the terms of this Agreement.

(ii) Except as may otherwise be expressly provided in this Agreement, the management of and control over the provision of the Services by SSL shall reside solely with SSL and notwithstanding anything to the contrary SSL shall be permitted to choose the personnel, methodology, systems, applications and third party providers it utilizes in the provision of such Services; provided that SSL shall remain responsible for the performance of the Services in accordance with this Agreement. The provision, use of and access to the Services shall be subject to (i) SSL’s business, operational and technical environment, standards, policies and procedures as in effect from time to time, (ii) applicable Law and (iii) the terms of this Agreement.

(iii) Each Party shall designate one representative to act as such Party’s primary contact person in connection with the Services (each, a “Liaison”) and each Party, at its discretion, may also designate a separate Liaison for each Service provided under each Annex

(who shall act as such Party’s primary contact person in connection with the applicable Service). The Liaisons will oversee the implementation and ongoing operation of this Agreement and shall attempt in good faith to resolve disputes between the Parties subject to the terms of this Agreement and Sections 2.7 and 3.11. The parties have designated their respective initial Liaisons and provided contact information therefor on Schedule A. The parties shall ensure that their respective Liaisons shall meet in person or telephonically at such times as are reasonably requested by SunEdison or SSL to review and discuss the status of, and any issues arising in connection with, the Services or this Agreement. Each Party may re-designate its Liaison(s) from time to time; provided that it shall notify the other party in writing of the name and contact information for the newly designated Liaison in accordance with Section 3.9. If the Liaisons are unable to make a decision, resolve a dispute or agree upon any necessary action, the unresolved matter shall be referred to the senior legal officer of each of SunEdison and SSL (who shall be notified to the other Party for such purpose from time to time), who shall attempt in good faith within a period of fifteen (15) days to conclusively resolve any such matter. Subject to the dispute resolution procedure for disputed amounts set forth in Section 2.7, if such senior legal officers of the Parties are unable to resolve the dispute within thirty (30) days from the date such dispute was submitted for consideration or such longer period as the Parties may agree, either Party may pursue its remedies under Section 3.11.

Section 2.2 Access and Information.

(a) SunEdison Access. In order to enable the provision of the Services by SunEdison, SSL agrees that upon reasonable notice it shall provide to the employees of SunEdison and any of SunEdison’s affiliates, as applicable, and to any third-party service providers or subcontractors who provide Services, at no cost to SunEdison, access to the facilities, assets and books and records of SSL’s business, in all cases to the extent necessary for SunEdison to fulfill its obligations under this Agreement. During the Term, SSL shall cooperate with and promptly provide all information requested by SunEdison necessary to enable SunEdison to provide the Services.

(b) SunEdison agrees that all of its and its affiliates’ employees and any third-party service providers and subcontractors, when on the property of SSL or when given access to any equipment, computer, software, network or files owned or controlled by SSL, shall conform to the policies and procedures of SSL concerning health, safety and security which are made known to SunEdison in advance in writing.

(c) SSL Access. In order to enable the provision of the Services by SSL, SunEdison agrees that upon reasonable notice it shall provide to the employees of SSL and any of SSL’s affiliates, as applicable, and to any third-party service providers or subcontractors who provide Services, at no cost to SSL, access to the facilities, assets and books and records of SunEdison’s business, in all cases to the extent necessary for SSL to fulfill its obligations under this Agreement. During the Term, SunEdison shall cooperate with and promptly provide all information requested by SSL necessary to enable SSL to provide the Services.

(d) SSL agrees that all of its and its affiliates’ employees and any third-party service providers and subcontractors, when on the property of SunEdison or when given access to any equipment, computer, software, network or files owned or controlled by SunEdison, shall conform to the policies and procedures of SunEdison concerning health, safety and security which are made known to SSL in advance in writing.

Section 2.3 Responsibility For Wages And Fees. For such time as any employees of the Parties or any of their respective affiliates provide Services to the other Party under this Agreement, (a)

such employees will remain employees of their direct employer or such affiliate, as applicable, and shall not be deemed to be employees of the Party receiving Services for any purpose, and (b) each Party or such affiliate of the Parties, as applicable, shall be solely responsible for the payment and provision of all wages, bonuses and commissions, employee benefits, including severance and worker’s compensation, and the withholding and payment of applicable taxes relating to such employment.

Section 2.4 Fees for Services.

(a) Service Fees.

(i) Each Party shall pay to the other Party a monthly fee (each a “Service Fee”) for each of the Services as specified on the applicable Annex for each Service (subject to adjustment as set forth in clause (iii) immediately below) for each month up to and including the month in which the Applicable Services Termination Date for each such Service occurs. Notwithstanding the foregoing, certain Service Fees are identified on the Annexes as being payable on other than a monthly basis, in which case each such Service Fee shall be payable as set forth on the applicable Annex. Each Party remitting payment for the Service Fees shall be responsible for all (i) foreign exchange charges and (ii) applicable taxes (including, value added taxes) imposed on the performance of the Services (which such taxes shall be incremental to other payments or charges identified in this Agreement), other than any taxes imposed on the income of the Party providing the Services. All Service Fees payable under this Agreement shall be paid (i) in U.S. dollars, and (ii) free and clear of all deductions or withholdings unless the deduction or withholding is required by applicable Law.

(ii) For any Service Fee based upon FTE calculations or estimated total annual hours for a particular Service, each Party has provided an estimated FTE number or total annual hours (“Basis”) in the applicable Annex that is based upon 2013 calculations for such Service. On a semi-annual basis, or earlier if requested by either Party, the Parties shall meet to discuss and modify Basis calculations. Any modifications to the Service Fees and or Basis shall be commemorated by an amendment to the applicable Annex signed by both Parties.

(iii) Except as otherwise noted on the Annexes, the Service Fee for each Service shall be increased on January 1, 2015 and on January 1 of each succeeding calendar year by a percentage amount equal to five (5) percent.

(b) Direct Charges. In addition to the fees set forth above, to the extent reasonably practicable, the following external cost items directly related to the Parties’ respective businesses will be directly charged to such Party (“Direct Charges”): (1) outside legal fees, outside accounting fees, fees and expenses of other external advisors and consultants; (2) costs associated with any telecommunications contracts or information service licenses; and (3) insurance costs, including general liability, automobile liability, comprehensive liability, excess liability, property and directors and officers insurance.

Section 2.5 Payment of Fees.

(a) Except where other billing and/or payment terms are expressly set forth in any Annex hereto, on or before the fifteenth (15th) day of each month during the term of this Agreement, each Party shall make a diligent effort to submit to the other Party an invoice for the Services provided hereunder during the immediately preceding calendar month; provided, that failure to do so shall not constitute grounds for either Party to refuse or delay payment of such invoices. Except for (i) amounts being disputed in good faith in accordance with Section 2.7 and (ii) third party invoices for Direct Charges pursuant to Section 2.4(b), each Party shall remit payment within thirty (30) days after its receipt of such invoice. If a Party fails to make any payment when due, the Party submitting the invoice, at its discretion, may charge the other Party for interest on all amounts then due at the Applicable Rate, and all costs of collection, including attorneys’ fees and court costs. Unless otherwise agreed to in writing, the Parties shall remit all funds due under this Agreement to the other by wire transfer in immediately available funds. The Parties shall provide wiring instructions no later than upon the issuance of the first invoice, which may be revised from time to time upon reasonable notice to the other Party:

(b) To the extent reasonably practicable, all third party invoices for Direct Charges shall be submitted to deserving Party for payment and such Party shall remit payment no later than one (1) business day prior to the date such third party invoice is due. For Direct Charges not made directly to the deserving Party, if any, SunEdison or SSL, as the case may be, shall include such amounts in the monthly invoice to other Party.

Section 2.6 Records Maintenance and Audits. Each Party shall, for the time period required by applicable Law after the termination of this Agreement, maintain records and other evidence sufficient to accurately and properly reflect the performance of the Services hereunder and the amounts due determined in accordance with Section 2.1. Each Party or its representatives shall have reasonable access, after requesting such access in writing in advance, during normal business hours to such records for the purpose of auditing and verifying the accuracy of the invoices submitted regarding such amounts due. Any such audits performed by or on behalf of one Party shall be at such Party’s sole cost and expense. The Parties shall have the right to audit the other Party’s books for a period of one (1) year after the month in which the Services were rendered, except in those circumstances where contracts by one Party or any of the members of such Party’s group with third parties limit the audit period to less than one year.

Section 2.7 Disputed Amounts. In the event of a good-faith dispute as to the amount and/or propriety of any invoices or any portions thereof submitted pursuant to Section 2.7, if any, the Parties shall pay all undisputed charges on such invoice, but shall be entitled to withhold payment of any amount in dispute and shall promptly notify the other Party in writing of such disputed amounts and the reasons each such charge is disputed. Upon written request, each Party shall use commercially reasonable efforts to provide the other with sufficient records relating to the disputed charge so as to enable the Parties to resolve the dispute. In the event the Parties are unable to resolve the dispute within thirty (30) days after the invoice becomes due, the matter shall be submitted to KPMG, or such other accounting firm as the Parties shall agree. Such accounting firm shall act as an expert and not as an arbitrator to calculate, based solely on the written submissions of the Parties (and not by independent investigation), the disputed amount or propriety of any invoice. The fees and expenses related to such resolution of the dispute by such firm shall be borne 50% by SSL and 50% by SunEdison. Each Party shall remit payment of the amount determined by such firm to be properly payable not later than ten (10) days following such determination, together with interest thereon calculated daily at the Applicable Rate. In the event of any overpayments by one Party, the other Party agrees to promptly (a) refund any such overpaid amount, as well as (b) pay interest on the overpayment calculated daily at the Applicable Rate. Except for any dispute to the extent relating to any interpretation of Law or terms of this Agreement, the determination of such accounting firm in resolution of the dispute shall be final and binding upon the Parties and enforceable by either Party in any court of competent jurisdiction, absent fraud or manifest error. So long as the Parties are attempting in good faith to resolve the dispute, neither Party shall be entitled to terminate the Services related to, or the cause of, the disputed amounts.

Section 2.8 Undisputed Amounts. Any statement or payment not disputed in writing by either Party within one year of the date of such statement or payment shall, absent fraud or manifest error, be considered final and binding and no longer subject to dispute or adjustment.

ARTICLE III – CONFIDENTIALITY

Section 3.1 Confidentiality. Each Party acknowledges and agrees that in connection with the rights and licenses granted under this Agreement, it may gain access to Confidential Information of the other Party and each Party hereby agrees that all such information shall be subject to the provisions of the Mutual Non-Disclosure Agreement executed by the Parties and in force as of the Effective Date (the “Mutual Non-Disclosure Agreement”). For the avoidance of doubt, the Parties hereby acknowledge and agree the provisions of the Mutual Non-Disclosure Agreement shall survive for a period of ten (10) years following the expiration or termination of this Agreement.

ARTICLE IV – MISCELLANEOUS

Section 4.1 Termination. This Agreement shall terminate on the Expiration Date, unless terminated earlier pursuant to Section 2.1(f). Each Annex shall terminate in accordance with the Services Term set forth therein, but in no event on a date after the Expiration Date.

Section 4.2 Counterparts; Entire Agreement.

(a) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party and delivered to each other party.

(b) This Agreement and Separation Agreement and the exhibits hereto and thereto contain the entire agreement between the parties with respect to the subject matter hereof, supersedes all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter and there are no agreements or understandings between the parties with respect to such subject matter other than those set forth or referred to herein and therein.

(c) Each party hereto acknowledges that it and each other party hereto may execute this Agreement by facsimile, stamp or mechanical signature. Each party hereto expressly adopts and confirms each such facsimile, stamp or mechanical signature made in its respective name as if it were a manual signature, agrees that it shall not assert that any such signature is not adequate to bind such party to the same extent as if it were signed manually and agrees that at the reasonable request of any other party hereto at any time it shall as promptly as reasonably practicable cause this Agreement to be manually executed (any such execution to be as of the date of the initial date thereof).

Section 4.3 No Third Party Beneficiaries. The provisions of this Agreement are enforceable solely by the Parties to the Agreement and no assignee or other person shall have the right, separate and apart from the Parties hereto, to enforce any provisions of this Agreement or to compel any Party to this Agreement to comply with the terms of this Agreement; provided that the limitations of liability in Section 3.6 shall inure to the benefit of, and be enforceable by, SunEdison, SSL and each of the members of their respective group.

Section 4.4 No Fiduciary Duties. It is expressly understood and agreed that this Agreement is a purely commercial transaction between SunEdison and SSL and that nothing stated herein shall operate to create any special or fiduciary duty that either Party or any of its Affiliates shall owe to the other Party or vice versa. Nothing stated herein shall obligate or require SunEdison to do anything which SunEdison deems to be detrimental or injurious to any other business or commercial activities of either SunEdison or any of the members of the SunEdison Group, and it is expressly understood and agreed that SunEdison shall be obliged to exert only commercially reasonable efforts in providing Services hereunder. The parties acknowledge and agree that this Agreement does not create a fiduciary relationship, partnership, joint venture or relationships of trust or agency between the parties and that all Services are provided by SunEdison as an independent contractor.

Section 4.5 Limited Warranty; Limitation of Liability.

(a) Each Party represents that it will use reasonable care in providing Services to the other Party, and such Services shall be provided by in accordance with all applicable laws, rules, and regulations. EXCEPT AS SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE, ALL SERVICES AND PRODUCTS ARE RENDERED AND PROVIDED AS IS, WHERE IS, WITH ALL FAULTS, AND NEITHER PARTY MAKES, AND HEREBY DISCLAIMS AND NEGATES ANY AND ALL, REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SERVICES RENDERED OR PRODUCTS OBTAINED FOR THE OTHER PARTY. FURTHERMORE, NEITHER PARTY MAY RELY UPON ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE MADE TO ONE PARTY BY THE OTHER PARTY (INCLUDING, A MEMBER OF SUCH PARTY’S GROUP) PERFORMING SERVICES ON BEHALF OF A PARTY HEREUNDER, UNLESS SUCH PARTY MAKES AN EXPRESS WARRANTY.

(b) In the event of any breach of this Agreement by one Party with respect to any error or defect in the provision of any Service, the breaching Party shall correct in all material respects such error or defect or perform again in all material respects such Service at the request of the non-breaching Party and at the expense of the other Party. The remedy set forth in this Section 4.5(b) shall be the only remedy of for any such breach. To be effective, any such request must (i) specify in reasonable detail the particular error or defect, (ii) be made no more than thirty (30) days from the date such service was provided, and (iii) be made no less than thirty (30) days prior to the date the Party ceases to provide such service.

(c) IT IS EXPRESSLY UNDERSTOOD BY SSL THAT SUNEDISON AND THE MEMBERS OF THE SUNEDISON GROUP SHALL HAVE NO LIABILITY FOR THE FAILURE TO PERFORM ANY SERVICES HEREUNDER AND FURTHER THAT SUNEDISON AND THE MEMBERS OF THE SUNEDISON GROUP SHALL HAVE NO LIABILITY WHATSOEVER FOR THE SERVICES PROVIDED BY ANY THIRD PARTY, UNLESS IN EITHER EVENT SUCH SERVICES ARE PROVIDED IN A MANNER THAT CONSTITUTES GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SUNEDISON OR THE MEMBERS OF THE SUNEDISON GROUP. SSL AGREES THAT THE REMUNERATION PAID TO SUNEDISON HEREUNDER FOR THE SERVICES TO BE PERFORMED REFLECT THIS LIMITATION OF LIABILITY AND DISCLAIMER OF WARRANTIES. IN NO EVENT SHALL SUNEDISON BE LIABLE TO SSL OR ANY OTHER PERSON FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, LOST PROFITS, LOSS OF GOODWILL, OR LOST OPPORTUNITIES, RESULTING FROM ANY ERROR IN THE PERFORMANCE OF SERVICES OR FROM THE BREACH OF THIS AGREEMENT, REGARDLESS OF THE FAULT OF SUNEDISON, ANY MEMBERS OF THE SUNEDISON GROUP, OR ANY THIRD PARTY PROVIDER OR WHETHER SUNEDISON, ANY OF THE MEMBERS OF THE SUNEDISON GROUP, OR THE THIRD PARTY PROVIDER ARE CONCURRENTLY, PARTIALLY, OR SOLELY NEGLIGENT. TO THE EXTENT ANY THIRD PARTY PROVIDER HAS LIMITED ITS LIABILITY TO SUNEDISON OR ANY MEMBER OF THE SUNEDISON GROUP FOR SERVICES UNDER AN OUTSOURCING OR OTHER AGREEMENT, SSL AGREES TO BE BOUND BY SUCH LIMITATION OF LIABILITY FOR ANY PRODUCT OR SERVICE PROVIDED TO SSL BY SUCH THIRD PARTY PROVIDER UNDER SUNEDISON’S OR SUCH MEMBER OF THE

SUNEDISON GROUP’S AGREEMENT. EXCEPT IN CASES OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, SUNEDISON’S AND THE MEMBERS OF THE SUNEDISON GROUP’S COLLECTIVE MAXIMUM LIABILITY TO SSL WITH RESPECT TO ALL CLAIMS ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED IN THE AGGREGATE TO THE AMOUNT PAYABLE HEREUNDER BY SSL (EXCLUDING DIRECT CHARGES).

(d) IT IS EXPRESSLY UNDERSTOOD BY SUNEDISON THAT SSL AND THE MEMBERS OF THE SSL GROUP SHALL HAVE NO LIABILITY FOR THE FAILURE TO PERFORM ANY SERVICES HEREUNDER AND FURTHER THAT SSL AND THE MEMBERS OF THE SSL GROUP SHALL HAVE NO LIABILITY WHATSOEVER FOR THE SERVICES PROVIDED BY ANY THIRD PARTY, UNLESS IN EITHER EVENT SUCH SERVICES ARE PROVIDED IN A MANNER THAT CONSTITUTES GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SSL OR THE MEMBERS OF THE SSL GROUP. SUNEDISON AGREES THAT THE REMUNERATION PAID TO SSL HEREUNDER FOR THE SERVICES TO BE PERFORMED REFLECT THIS LIMITATION OF LIABILITY AND DISCLAIMER OF WARRANTIES. IN NO EVENT SHALL SSL BE LIABLE TO SUNEDISON OR ANY OTHER PERSON FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, LOST PROFITS, LOSS OF GOODWILL, OR LOST OPPORTUNITIES, RESULTING FROM ANY ERROR IN THE PERFORMANCE OF SERVICES OR FROM THE BREACH OF THIS AGREEMENT, REGARDLESS OF THE FAULT OF SSL, ANY MEMBERS OF THE SSL GROUP, OR ANY THIRD PARTY PROVIDER OR WHETHER SSL, ANY OF THE MEMBERS OF THE SSL GROUP, OR THE THIRD PARTY PROVIDER ARE CONCURRENTLY, PARTIALLY, OR SOLELY NEGLIGENT. TO THE EXTENT ANY THIRD PARTY PROVIDER HAS LIMITED ITS LIABILITY TO SSL OR ANY MEMBER OF THE SSL GROUP FOR SERVICES UNDER AN OUTSOURCING OR OTHER AGREEMENT, SUNEDISON AGREES TO BE BOUND BY SUCH LIMITATION OF LIABILITY FOR ANY PRODUCT OR SERVICE PROVIDED TO SUNEDISON BY SUCH THIRD PARTY PROVIDER UNDER SSL’S OR SUCH MEMBER OF THE SSL GROUP’S AGREEMENT. EXCEPT IN CASES OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, SSL’S AND THE MEMBERS OF THE SSL GROUP’S COLLECTIVE MAXIMUM LIABILITY TO SUNEDISON WITH RESPECT TO ALL CLAIMS ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED IN THE AGGREGATE TO THE AMOUNT PAYABLE HEREUNDER BY SUNEDISON (EXCLUDING DIRECT CHARGES).

Section 4.6 Force Majeure. Neither party shall be deemed in default of this Agreement or any Ancillary Agreement for failure to fulfill any obligation, other than a delay or failure to make a payment, so long as and to the extent to which any delay or failure in the fulfillment of such obligations is prevented, frustrated, hindered or delayed as a consequence of circumstances of force majeure. In the event of any such excused delay, the time for performance shall be extended for a period equal to the time lost by reason of the delay. A party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event, (a) provide written notice to the other party of the nature and extent of any such force majeure condition, and (b) use commercially reasonable efforts to remove any such causes and resume performance under this Agreement as soon as reasonably practicable. The requirement that any force majeure situation be removed or remedied with all reasonable diligence shall not require the settlement of strikes, lockouts or other labor difficulty by the Party involved, contrary to its wishes. Rather, all such difficulties may be handled entirely within the discretion of the Party concerned. The term “force majeure” means, with respect to a party, an event beyond the control of such party (or any Person acting on its behalf), which by its nature could not reasonably have been foreseen by such party (or such Person) or, if it could reasonably have been foreseen, was unavoidable, and includes acts of God, storms, floods, riots, fires, sabotage, civil commotion or civil unrest, interference by civil or military authorities, acts of war (declared or undeclared) or armed hostilities, other national or international calamities or acts of terrorism or failures of energy sources or distribution or transportation facilities. Notwithstanding the foregoing, the receipt by a Party of an unsolicited takeover offer or other acquisition proposal, even if unforeseen or unavoidable, and such Party’s response thereto, shall not be deemed an event of force majeure.

Section 4.7 Further Assurances. In connection with this Agreement and all transactions contemplated by this Agreement, each Party hereto agrees to execute and deliver such additional documents and instruments as may be required for a Party to provide the services hereunder and to perform such other additional acts as may be necessary or appropriate to effectuate, carry out, and perform all of the terms and provisions of this Agreement. SSL covenants and agrees to cause the other members of the SSL Group to comply with all the terms and conditions set forth in this Agreement and acknowledges it shall be liable for any breach of the terms of this Agreement caused by any member of the SSL Group. SunEdison covenants and agrees to cause the other members of the SunEdison Group to comply with all the terms and conditions set forth in this Agreement and acknowledges it shall be liable for any breach of the terms of this Agreement caused by any member of the SunEdison Group.

Section 4.8 Notices. All notices, requests, claims, demands or other communications under this Agreement and, to the extent applicable and unless otherwise provided therein, under each of the Ancillary Agreements, shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by facsimile or electronic transmission with receipt confirmed (followed by delivery of an original via overnight courier service), or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3.9):

If to SunEdison, to:

SunEdison, Inc.

501 Pearl Drive

St. Peters, MO 63776

Attention: General Counsel

Facsimile: 866-773-0793

Email: mtruong@sunedison.com

If to SSL, to:

SunEdison Semiconductor Limited

501 Pearl Drive

St. Peters, MO 63376Attention: General Counsel

Facsimile: 636-474-5158

Email: stownsley@sunedison.com

Any party may, by notice to the other party, change the address and contact person to which any such notices are to be given.

Section 4.9 Governing Law, Consent to Jurisdiction and Waiver of Right to Jury Trial.

(a) This Agreement (and any claims or disputes arising out of or related hereto or thereto or to the transactions contemplated hereby and thereby or to the inducement of any Party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed and interpreted in accordance with the Laws of the State of New York, irrespective of the choice of laws principles of the State of New York, including all matters of validity, construction, effect, enforceability, performance and remedies.

(b) Each of the Parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in New York for the purposes of any action or proceeding arising out of this Agreement. Each of the Parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party’s respective address set forth in Section 3.9 will be effective service of process for any action or proceeding with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the Parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement in the state and federal courts located in New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c) EACH PARTY TO THIS AGREEMENT HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT.

Section 4.10 Dispute Resolution. Except as provided in Section 2.7 with respect to disputed amounts, the dispute resolution procedures set forth in Article IV of the Separation Agreement shall apply to any dispute, controversy or claim (whether sounding in contract, tort or otherwise) that arises out of or relates to this Agreement, any breach or alleged breach hereof, the transactions contemplated hereby (including all actions taken in furtherance of the transactions contemplated hereby on or prior to the date hereof), or the construction, interpretation, enforceability or validity hereof.

Section 4.11 Assignability. Neither Party may assign or otherwise transfer this Agreement without the written consent of the other Party. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Any assignment or other transfer not in accordance with this Section 3.12 shall be null and void.

Section 4.12 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties.

Section 4.13 Amendments. No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by any Party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the Party against whom such waiver, amendment, supplement or modification is sought to be enforced.

Section 4.14 Waiver of Default. Waiver by any Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default, nor shall it prejudice the rights of such Party. No failure or delay by any Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 4.15 Time is of the Essence. Time is of the essence of this Agreement. If any date herein set forth for the performance of any obligations by SunEdison or SSL or for the delivery of any instrument or notice as herein provided should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday or legal holiday. As used herein, the term “legal holiday” means any state or federal holiday for which financial institutions or post offices are generally closed in the State of Missouri for observance thereof.

[Signatures of Parties on Next Page]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement with effect as of the Effective Date.

SUNEDISON, INC.

By: /s/ Brian Wuebbels Name: Brian Wuebbels Title:

SUNEDISON SEMICONDUCTOR LIMITED

By:
Name: Shaker Sadasivam Title:

[Signature Page to Transition Services Agreement]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement with effect as of the Effective Date.

SUNEDISON, INC.

By:
Name: Brian Wuebbels Title:

SUNEDISON SEMICONDUCTOR LIMITED

By: /s/ Shaker Sadasivam Name: Shaker Sadasivam Title:

[Signature Page to Transition Services Agreement]

Exhibit A

SSL Group

Subsidiary	Jurisdiction of Incorporation or Organization
MEMC Electronic Materials France SarL	France
MEMC Electronic Materials, GmbH	Germany
MEMC Electronic Materials Sales Sdn. Bhd.	Malaysia
MEMC Electronic Materials, Sdn Bhd	Malaysia
MEMC Electronic Materials, S.p.A.	Italy
MEMC Holding B.V.	Netherlands
MEMC Ipoh Sdn Bhd	Malaysia
MEMC Japan Ltd.	Japan
MEMC Korea Company Ltd.	South Korea
SunEdison Semiconductor B.V.	Netherlands
SunEdison Semiconductor Holdings B.V.	Netherlands
SunEdison Semiconductor LLC	Delaware
Taisil Electronic Materials Corp.	Taiwan

Exhibit B

Liaisons

As provided in Section 2.1(g), each Party shall have a primary Liaison through which material communications related to this Agreement shall be directed. Material communications shall include, but not be limited to, matters of commercial relevance, invoices, payments and contract terms.

Additionally, the Parties agree to enable subject matter Liaisons to facilitate efficient and timely substantive communication in regard to the Services. The titles of each of these additional Liaisons are summarized in the below table and are listed in the respective Annex. As soon as practicable following execution of the Agreement, the parties will exchange the names of the individual subject matter Liaisons based on the titles specified below. The communications among these additional Liaisons shall be focused on the respective Services and shall not replace the communication required among the primary Liaisons.

Annex		SUNEDISON	SSL

	Primary Liaisons	Martin Truong, General Counsel	Sally Townsley, General Counsel

A	IT Liaisons	CIO	Senior Director, IT

B	Human Resources Liaisons	Senior Director of Compensation and Benefits	Senior Director of HR

C	Finance Liaisons	Chief Financial Officer	Vice President and Chief Financial Officer

D	Facilities Liaisons	Facilities Planner	Director, Global ESH

E	IP Liaisons	Vice President and Chief Technology Officer, Solar Energy Systems	Director, Intellectual Property

F	Procurement Liaisons	Corporate Vice President Supply Chain	Vice President Supply Chain

G	R&D Liaisons	Vice President Supply Chain and Chief Technology Officer, Solar Energy Systems	Vice President, Semiconductor R&D

H	Miscellaneous Liaisons	See Primary Liaisons	See Primary Liaisons

Table of Contents to

Service Annexes

ANNEX A – INFORMATION TECHNOLOGY SERVICES	IV-2
SCHEDULE A-1	IV-4
SCHEDULE A-2	IV-6
SCHEDULE A-3	IV-10
SCHEDULE A-4	IV-13
SCHEDULE A-5	IV-14

ANNEX B – HUMAN RESOURCES SERVICES	IV-16
SCHEDULE B-1	IV-18
SCHEDULE B-2	IV-23
SCHEDULE B-3	IV-26
SCHEDULE B-4	IV-31

ANNEX C – FINANCE SERVICES	IV-33
SCHEDULE C-1	IV-35
SCHEDULE C-2	IV-38
SCHEDULE C-3	IV-41

ANNEX D – FACILITIES AND ESH SERVICES	IV-46
SCHEDULE D-1	IV-48
SCHEDULE D-2	IV-50
SCHEDULE D-3	IV-52
SCHEDULE D-4	IV-55
SCHEDULE D-5	IV-56

ANNEX E – INTELLECTUAL PROPERTY SERVICES	IV-59
SCHEDULE E-1	IV-61

ANNEX F – PROCUREMENT SERVICES	IV-62
SCHEDULE F-1	IV-654

ANNEX G – R&D SERVICES	IV-66
SCHEDULE G-1	IV-68
SCHEDULE G-2	IV-70
SCHEDULE G-3	IV-73

ANNEX H – MISCELLANEOUS SERVICES	IV-74

ANNEX A – INFORMATION TECHNOLOGY SERVICES

I. SCOPE OF ANNEX.

The scope of Information Technology (“IT”) Services shall include the following list, each of which is specifically detailed in the Annex A Schedules that follow.

Service Name:	Schedule:	Service Provider
SSI Telecommunications	A-1	SSL
IT Consultation and Miscellaneous Services	A-2	SSL
SSI IT Infrastructure	A-3	SSL
Manufacturing Systems	A-4	SSL
SUNE Telecommunications	A-5	SunEdison

II. SERVICES TERM

A)	Term. This Annex A shall commence effective as of the Effective Date and shall terminate on December 31, 2014 (the “Termination Date”), unless the services provided under an Annex A Schedule are terminated earlier in accordance with the terms of such Annex A Schedule.

B)	Termination. Service Recipient may terminate this Annex A upon 30 days written notice to Service Provider.

C)	Extension. In the event that either party desires to continue receiving IT Services beyond the Termination Date, the parties agree that not less than 30 days prior to the Termination Date they will negotiate in good faith to extend this Annex A, such extension only to be effective upon the mutual written consent of the parties.

III.FEES

Unless otherwise specifically provided in any Annex A Schedule, the following rates shall apply for all Services provided hereunder (“Standard Rates”): $88 per hour.

IV. ADDITIONAL TERMS AND CONDITIONS

A)	Access to Information; Third Party Rights.

Generally, the party receiving Services hereunder (“Service Recipient”) agrees to promptly provide the Service Provider with all information, instructions and access to third parties as Service Provider reasonably requires to perform the Services. Service Recipient also agrees to ensure Service Provider is permitted to use any third party information or intellectual property rights Service Recipient requires Service Provider to use to perform the services, subject to the confidentiality obligations contained herein.

Service Recipient agrees to ensure that all information provided to Service Provider is accurate, complete and not misleading as Service Provider will rely upon this information to perform the Services and will not verify it in any way, except to the extent Service Provider has expressly agreed to do so as part of the Services.

B)	Manner of Providing Services.

Services within an Annex A Schedule may be provided in three manners: (a) on a fixed and pre-determined basis, (b) pursuant to the terms of individual statements of work, the scope and hourly requirements to be agreed in advance of providing such Services, but using pre-determined fixed hourly rates, or (c) on an ad-hoc basis at the Standard Rate for a limited number of hours per month, each according to the terms set forth in the relevant Annex A Schedule.

V. CONTACTS

Any notice or communications to be provided under this Annex A shall be delivered in writing to the respective Liaisons specified below as provided on Exhibit B.

SunEdison:	SSL:

501 Pearl Drive (City of O’Fallon)	501 Pearl Drive (City of O’Fallon)

St. Peters, MO 63376	St. Peters, MO 63376

Attn: CIO	Attn: Senior Director, IT

SCHEDULE A-1

Service Name:         TELECOMMUNICATIONS

Service Provider:     SSL

I. SCOPE OF SERVICES. SSL will provide telecommunications and data network services to SunEdison relating to its voice and data network connectivity with the goal of SunEdison having functional phone, voicemail and network access without delay or inaccuracy.

Representative services include, but are not limited to, the following:

•	Telephone Services

•	Data Network

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

SSL shall provide support to SunEdison for the following known matters:

Project Description	Service Provider	Deliverables	Fees	Term
Telephone Services • Telephone with voicemail • Free Call System services • Long distance service • Teleconferencing Data Network • Help desk tickets • Network support • Wired access • Wireless access	SSL	Telephone access for those SunEdison resources located at the SSL sites	$100/month per user	6 months

B)	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide Services only upon the written request of Service Recipient under a SOW. Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the SSL resources to support the Services. Each SOW shall follow the format as provided.

a. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective Liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the Services or providing the Deliverable, Service Provider shall not be obligated to perform its Services within a specific timeframe.

b. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

c. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

C)	MISCELLANEOUS CONSULTING SERVICES

Services provided under this Schedule A-1 shall not be available on a miscellaneous consulting basis.

SCHEDULE A-2

Service Name:          IT CONSULTATION AND MISCELLANEOUS SERVICES

Service Provider:    SSL

I. SCOPE OF SERVICES. SSL will provide SunEdison with IT support and services for activities that are not set forth in other Annex A Schedules hereto. This will include consultation, special reports provided under current levels of service, etc. relating to SunEdison’s IT systems with the goal of SunEdison having functional IT operations without delay or inaccuracy.

Representative services include, but are not limited to, the following:

•	ERP/Financial Systems

•	Data Warehouse and Reporting

•	IT PMO

•	Sales Management Software

•	Document Sharing Software

•	Design and Architecture

•	HR

•	Management

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

SSL shall provide support to SunEdison for the following known matters:

Project Description	Service Provider	Deliverables	Fees	Term

ERP/Financial Systems • Help Desk Tickets • Offshore Application Support • Internal Applications Support • Typical ITPT requests • What-if analysis	SSL	Issues resolution; Day-to-day applications support; Typical ITPT projects; Analysis of results	$55,000 per month	12 months

Project Description	Service Provider	Deliverables	Fees	Term
Data Warehouse and Reporting • Help Desk Tickets • Offshore Application Development and Support • Internal Applications Support	SSL	Issues resolution; Day-to-day applications development and support	$36,000 per month	6 months

IT Project Management Office (PMO) • PMO Management • PM Resource Assignment • Project Execution Methodology Guidance	SSL	Projects status reporting; PM Staffing based on current level; Refined PM execution processes	$28,000 per month	6 months

Sales Management Software • Help Desk Tickets • Offshore Application Development and Support • Internal Applications Support	SSL	Issues resolution; Day-to-day applications development and support	$11,000 per month	6 months

Project Description	Service Provider	Deliverables	Fees	Term
Document Sharing Software • Help Desk Tickets • Offshore Application Development and Support • Internal Applications Support	SSL	Issues Resolution; Day-to-day applications development and support	$8,000 per month	6 months

Design and Architecture • Support and expand existing design	SSL	Technical architecture	$22,000 per month	6 months

HR User group support	SSL	User group coordination	$2,000 per month	6 months

Management • Resource management	SSL	Management of ERP/Financial software resources	$18,000 per month	6 months

B)	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide Services only upon the written request of Service Recipient under a SOW. Service Recipient will use its commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the SSL resources to support the Services. Each SOW shall follow the format as provided.

d. Excluded Services

The following itemized services are specifically excluded from this Section B and are not available to SunEdison on an SOW basis:

•	Any service that requires additional resources beyond the Service Provider’s current staffing level

e. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective Liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the Services or providing the Deliverable, Service Provider shall not be obligated to perform its Services within a specific timeframe.

f. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

g. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

C)	MISCELLANEOUS CONSULTING SERVICES

Services provided under this Schedule A-2 shall not be available on a miscellaneous consulting basis.

SCHEDULE A-3

Service Name:          IT INFRASTRUCTURE

Service Provider:    SSL

I. SCOPE OF SERVICES. SSL shall provide IT infrastructure support to SunEdison, enabling SunEdison’s use of SSL’s supported IT Systems through the term of this Schedule A-3 with the goal of SunEdison having functional IT operations without delay or inaccuracy.

Representative services include, but are not limited to, the following:

•	ERP/Financial Systems Operations

•	Data Center/Server Operations

•	Data Network

•	Helpdesk/Desktop

•	Workstation Management.

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

SSL shall provide support to SunEdison for the following known matters:

Project Description	Service Provider	Deliverables	Fees	Term

ERP/Financial Systems Operations

•    Help Desk Tickets

•    System Operations Support

a. Unix

b. Storage

c. dB Admin

d. EPR/Financial Systems Basis

e. EDI

f.  EPR/Financial Systems Ops

•    Maintenance related contracts

•    Server storage lease costs

	SSL	System availability to support business; System Upgrades/Patches Backup/Restore DR Testing; Provision user accounts/security; System Performance Tuning	$54,000 per month	12 Months

Project Description	Service Provider	Deliverables	Fees	Term

Data Center/Server Operations

•      IT General controls and environments (HVAC, Power, UPC, etc.)

•      Server Administration

•      dB Administration

•      DR

•      Help Desk Tickets

•      Storage

•      Security

•      Maintenance related contracts

•      Server storage lease costs

•      License Management

	SSL	System availability to support business; System Upgrades/Patches Backup/Restore DR Testing; Provision user accounts/security; System Performance Tuning	$56,000 per month	6 months

Data Network

• Help desk tickets • Remote Connection • VPN

Helpdesk/Desktop

• Help Desk Tickets Administration at current rate • System setup and ongoing support • Manage Call Center		Network availability to support business

Workstation Management • Software acquisition • Lease or depreciation for PCs		Issue tracking Workstation deployment and maintenance PC System Upgrades/Patches PCs User software Operating system

Project Description	Service Provider	Deliverables	Fees	Term

Legacy E-mail software • Software License	SSL	Legacy E-mail Software License; Legacy E-mail Software Server Usage	$5.45/month per user	6 months

B)	STATEMENTS OF WORK

Services provided under this Schedule A-3 shall not be available on an SOW basis.

C)	MISCELLANEOUS CONSULTING SERVICES

Services provided under this Schedule A-3 shall not be available on a miscellaneous consulting basis.

SCHEDULE A-4

Service Name:	MANUFACTURING SYSTEMS

Service Provider:	SSL

I. SCOPE OF SERVICES. SSL shall provide manufacturing systems application support to SunEdison. This will include consultation and application support provided under current levels of service, etc. relating to SunEdison’s manufacturing systems with the goal of SunEdison having functional operations of its manufacturing systems without delay or inaccuracy.

Representative services include, but are not limited to, the following:

•	Manufacturing Control Software

•	Maintenance Software

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

SSL shall provide support to SunEdison for the following known matters:

Project Description	Service Provider	Deliverables	Fees	Term
Manufacturing Control Software • Help Desk Tickets • System Support	SSL	Issues resolution; Day-to-day applications support	$14,000 per month	6 months
Maintenance Software • Help Desk Tickets • System Support	SSL	Issues resolution; Day-to-day applications support	$44,000 per month	6 months

B)	STATEMENTS OF WORK

Services provided under this Schedule A-4 shall not be available on an SOW basis.

C)	MISCELLANEOUS CONSULTING SERVICES

Services provided under this Schedule A-4 shall not be available on a miscellaneous consulting basis.

SCHEDULE A-5

Service Name:	SUNEDISON TELECOMMUNICATIONS

Service Provider:	SUNEDISON

I. SCOPE OF SERVICES. SunEdison will provide telecommunications and data network services to SSL relating to its voice and data network connectivity with the goal of SSL having functional phone, voicemail and network access without delay or inaccuracy.

Representative services include, but are not limited to, the following:

•	Telephone Services

•	Data Network

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

SunEdison shall provide support to SSL for the following known matters:

Project Description	Service Provider	Deliverables	Fees	Term
Telephone and Data Network Services • Telephone with voicemail • Free Call System services • Long distance service • Teleconferencing	SunEdison	Telephone access for those SSL resources located at the SunEdison sites	$100/month per user	6 months
Data Network • Help desk tickets • Network support • Wired access • Wireless access		Network availability to support business

B)	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide Services only upon the written request of Service Recipient under a SOW. Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the SunEdison resources to support the Services. Each SOW shall follow the format as provided.

b. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective Liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the Services or providing the Deliverable, Service Provider shall not be obligated to perform its services within a specific timeframe.

c. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

d. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

C)	MISCELLANEOUS CONSULTING SERVICES

Services provided under this Schedule A-5 shall not be available on a miscellaneous consulting basis.

ANNEX B – HUMAN RESOURCES SERVICES

I. SCOPE OF ANNEX.

The scope of Human Resources (“HR”) Services shall include the following list, each of which is specifically detailed in the Annex B Schedules that follow.

Service Name:	Schedule:	Service Provider
Compensation and Benefits	B-1	Mutual – See Schedule B-1
Talent Management	B-2	SunEdison
Payroll and Employee and Labor Relations	B-3	Mutual – See Schedule B-3
Organizational Development	B-4	SunEdison

II. SERVICES TERM

A)	Term. This Annex B shall commence effective as of the Effective Date and shall terminate on December 31, 2014 (the “Termination Date”), unless the Services provided under an Annex B Schedule are terminated earlier in accordance with the terms of such Annex B Schedule.

B)	Termination. Service Recipient may terminate this Annex B upon 30 days written notice to Service Provider.

C)	Extension. In the event that either party desires to continue receiving HR Services beyond the Termination Date, the parties agree that not less than 30 days prior to the Termination Date they will negotiate in good to extend this Annex B, such extension only to be effective upon the mutual written consent of the parties.

III. FEES

Unless otherwise specifically provided in any Annex B Schedule, the following rates shall apply for all Services provided hereunder (“Standard Rates”): $60 per hour.

IV. ADDITIONAL TERMS AND CONDITIONS

A)	Access to Information; Third Party Rights.

Generally, the party receiving Services hereunder (“Service Recipient”) agrees to promptly provide the Service Provider with all information, instructions and access to third parties as Service Provider reasonably requires to perform the Services. Service Recipient also agrees to ensure Service Provider is permitted to use any third party information or intellectual property rights Service Recipient requires Service Provider to use to perform the services, subject to the confidentiality obligations contained herein.

Service Recipient agrees to ensure that all information provided to Service Provider is accurate, complete and not misleading as Service Provider will rely upon this information to perform the services and will not verify it in any way, except to the extent Service Provider has expressly agreed to do so as part of the Services.

B)	Manner of Providing Services.

Services within an Annex B Schedule can be provided in three manners: (a) on a fixed and pre-determined basis, (b) pursuant to the terms of individual statements of work, the scope and hourly requirements to be agreed in advance of providing services, but using pre-determined fixed hourly rates, or (c) on an ad-hoc basis at the Standard Rate for a limited number of hours per month, each according to the terms set forth in the relevant Annex B Schedule.

V. CONTACTS

Any notice or communications to be provided under this Annex B shall be delivered in writing to the respective Liaisons specified below as provided on Exhibit B.

SunEdison:	SSL:

501 Pearl Drive (City of O’Fallon)	501 Pearl Drive (City of O’Fallon)

St. Peters, MO 63376	St. Peters, MO 63376

Attn: Senior Direct of Compensation and Benefits	Attn: Senior Director of Human Resources

SCHEDULE B-1

Service Name:	COMPENSATION AND BENEFITS

Service Provider:	EACH OF SUNEDISON AND SSL WILL PROVIDE SERVICES TO THE OTHER ON CERTAIN PROJECTS AS SET FORTH BELOW

I. SCOPE OF SERVICES. The applicable Service Provider set forth in Section II.A. will provide compensation and benefits services to the Service Recipient relating to its employees with the goal of the Service Recipient providing benefits and compensation services to its employees without delay or inaccuracy.

Representative services include, but are not limited to, the following:

•	Domestic Relocations

•	International Assignments

•	Immigration Services

•	Stock Administration Services

•	US Health and Welfare Services

•	401k Services

•	US Pension

•	Annual Performance and Compensation Cycle Services

•	Global Compensation Services

•	HRDW Updates and Maintenance, QIP Processing

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

Service Provider shall provide support to Service Recipient for the following known matters:

Project Description	Service Provider	Deliverables	Fees	FTE Calculation	Term
Domestic Relocations- the relocation of a US new hire or employee within the US.	SSL	Provide end-to-end services to move employee, include home sale assistance, house hunting trip, movement of goods, purchase assistance. All terms to fall under then-current	$2,500 per move plus additional fees (e.g. sales commission, airfare, Relocation Service Provider fees, etc.) per the SunEdison policy, which fees will be	N/A	Effective Date through December 31, 2014

		SunEdison policies	passed through for each specific relocation

International Assignments-the movement and secondment of an employee on a temporary basis from one country to another.	SSL	Provide end-to-end services, including immigration work, secondment letter, coordination with Corporate Relocation Services Provider, expatriation and repatriation.	$6,000 per assignment plus additional pass-through fees per the SunEdison policy (immigration and visa fees, airfare, allowances, housing, Relocation Service Provider, Immigration Service Provider fees etc.)	N/A	Effective Date through December 31, 2014

Immigration Services	SSL	Immigration services for non-US employees working in the US (all others covered under “International Assignments”), including new and renewed work permit	$500 per visa plus any external costs (e.g. Immigration Service Provider, filing fees, etc.)	N/A	Effective Date through December 31, 2014

Stock Administration Services	SunEdison	Includes inputting, tracking, assistance in vesting & exercising of all stock awards, including tax withholding, employee statements and employee assistance on stock procedures. Preparation of stock reports for SSL Compensation Committee meetings	$3,000 per month plus vendor charges, allocation based on total percentage of grants held by SSL. Note: this does not include any Financial reporting, which would be covered under Annex C.	0.4 FTE	Effective Date through December 31, 2014

US Health and Welfare Benefits	SunEdison	Compliance, timely regulatory filings, contract with and manage vendors,	$2,400 per month plus vendor charges based on percentage of US	0.15 FTE	Effective Date through December

		plan design, assistant with open enrollment (enrolling employees on a new hire and annual open enrollment basis) Committee	population in Semi (currently ~40%). This will also include fees from Health Insurance Provider, brokers, insurance carriers, etc.		31, 2014

401k Services	SunEdison	Compliance, timely regulatory filings, contract with and manage vendors, plan design, manage Investment Committee	$2,400 per month plus vendor charges based on percentage of US population in SSL (currently ~40%). This will also include fees from 401k Administrator.	0.15 FTE	Effective Date through December 31, 2014

US Pension	SunEdison	Compliance, timely regulatory filings, contract with and manage vendors, plan design, manage Investment Committee	$1,200 per month plus vendor charges (e.g. actuarial, administration and legal charges to be allocated based on % of liabilities that fall under SSL)	0.1 FTE	Effective Date through December 31, 2014

US Benefits Admin and Open Enrollment	SSL	Day-to-day administration of benefits, data feeds to vendors, bill processing, employee questions, assist on open enrollment programming, conduct open enrollment and new hire enrollment. Work applies to H&W, 401k and pension	$1,200 per month plus vendor charges allocated based on US Headcount	0.5 FTE	Effective Date through December 31, 2014

Annual Performance and	Mutual	Conduct annual cycles, including	$1,000 per month paid by SunEdison	1 employee @ 0.2 FTE	February 1 through

Comp Cycle Services		data maintenance, project coordination, budget compliance, communication, advice notices, implementation of merit, bonus and stock	($5,000 from SSL offset by $4,000 from Parent). Vendor charges passed through based on global headcount.	and 1 employee @ 0.4 FTE	June 30, 2014 (5 months)

Global Compensation Services	Mutual	Global Compensation Survey Service submission, market data analysis, equity plan, Compensation Committee material preparation and meeting preparation.	$2,800 per month paid by SSL ($4,100 per month from SunEdison offset by $1,300 from SSL).	2 employees each @ 0.1 FTE and 1 employee @ 0.15 FTE	Effective Date through December 31, 2014

HRDW Updates and Maintenance, QIP Processing	SunEdison	Upload regularly scheduled global data feeds to HRDW, maintenance of data, coordinate updates with HRBPs to ensure accuracy and compliance, process QIP payments	$4,000 per month. Vendor charges passed through based on current headcount.	0.5 FTE	Effective Date through December 31, 2014

B)	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide Services only upon the written request of Service Recipient under a SOW. Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use its commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the Service Provider resources to support the services. Each SOW shall follow the format as provided.

b. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective Liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the services or providing the Deliverable, Service Provider shall not be obligated to perform its Services within a specific timeframe.

c. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

d. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

C)	MISCELLANEOUS CONSULTING SERVICES

a. Description:

Either party may request the other party’s support on an ad-hoc basis for various matters for up to ten (10) hours per month.

b. Service Request Process:

Services to be provided hereunder must be requested in writing to the Service Provider’s HR Liaison specified herein upon not less than five (5) days’ notice.

c. Fees:

Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

d. Term:

Services provided on a miscellaneous consulting basis shall commence as of the Effective Date and shall terminate on the Termination Date.

SCHEDULE B-2

Service Name:	TALENT MANAGEMENT

Service Provider:	SUNEDISON

I. SCOPE OF SERVICES. SunEdison will provide talent management services to SSL relating to recruitment and candidate selection of SSL employees with the goal of the SSL maintaining sufficient numbers of skilled personnel and qualified leadership.

Representative services include, but are not limited to, the following:

•	Recruiting Process

•	Talent review and succession planning, leadership development programs

•	Coordinate Applicant Tracking System (ATS) integration with regions, coordinate talent review, succession planning and leadership programs; Human Resource Information System (HRIS) integration

•	Onsite recruiting , needs assessment for internships, manage applicants and interview logistics, outreach to veterans organizations, program evaluation

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

Service Provider shall provide support to Service Recipient for the following known matters:

Project Description	Service Provider	Deliverables	Fees	FTE Calculation	Term
Recruiting Process – manage recruitment process outsourcing (RPO) and candidate selection process	SunEdison	Manage and oversee the program, making process revisions and enhancements as needed.	$5,300 per month paid by Semi plus pass through of the costs per hire from the vendor. In North America, these costs are $3500 for manager and above exempt, $3000 for below manager exempt, $1500 for non-exempt and $400 for internal processing (with no sourcing). There is also a fee for use of the ATS.	1 employee @ 0.3 FTE and 1 employee @ 0.2 FTE	Effective Date through December 31, 2014

Coordinate ATS integration with regions, coordinate talent review, succession planning and leadership programs. HRIS integration	SunEdison	Develop the methods and processes, assist with implementation and training and provide consultation.	Monthly costs of $2,400. Pass through costs will be proportional to the number of employees on the SSL side.	2 employees @ 0.1 FTE	Effective Date through December 31, 2014

B)	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide Services only upon the written request of Service Recipient under a SOW. Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the SunEdison resources to support the Services. Each SOW shall follow the format as provided.

b. Applicable Services:

SunEdison shall provide Services under an SOW exclusively with respect to the following Services pursuant to the terms of the respective SOW:

•	Talent review and succession planning, leadership development programs – Provide consultation, support and materials for such programs as needed.

•	University relations – Onsite recruiting, needs assessment for internships, manage applicants and interview logistics, outreach to veterans organizations, program evaluations, HRIS integration

c. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the services or providing the Deliverable, Service Provider shall not be obligated to perform its services within a specific timeframe.

d. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

e. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

C)	MISCELLANEOUS CONSULTING SERVICES

a. Description:

Either party may request the other party’s support on an ad-hoc basis for various matters for up to ten (10) hours per month.

b. Service Request Process:

Services to be provided hereunder must be requested in writing to the Service Provider’s HR Liaison specified herein upon not less than five (5) days’ notice.

c. Fees:

Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

d. Term:

Services provided on a miscellaneous consulting basis shall commence as of the Effective Date and shall terminate on the Termination Date.

SCHEDULE B-3

Service Name:	PAYROLL AND EMPLOYEE AND LABOR RELATIONS

Service Provider:	EACH OF SUNEDISON AND SSL WILL PROVIDE SERVICES TO THE OTHER ON CERTAIN PROJECTS AS SET FORTH BELOW

I. SCOPE OF SERVICES. The applicable Service Provider set forth in Section II.A. will provide payroll and employee and labor relations services to the Service Recipient relating to its employees with the goal of the Service Recipient providing payroll processing, tax and training services without delay or inaccuracy.

Representative services include, but are not limited to, the following:

•	Employee relations, corporate administration, labor relations and contract administration, payroll administration and integration

•	Payroll administration, processing and HR administration; Payroll integration

•	Payroll administration, site (St. Peters) processing, tax administration and payroll integration

•	Payroll administration and integration, time and attendance upgrade assistance

•	North American payroll integration, HRIS vendor review and selection

•	Training administration, process documentation and educational assistance administration

•	Site documentations, plant and corporate training administration

•	Site Human Resource Business Partner (HRBP), payroll and HR administration (Singapore)

•	Site HRBP, payroll and HR administration (Shanghai)

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

Service Provider shall provide support to Service Recipient for the following known matters:

Project Description	Service Provider	Deliverables	Fees	FTE Calculation	Term
Payroll administration, processing and HR administration. Payroll integration	Mutual	Maintain accurate and updated HR related employee data and process bi-weekly payroll to all St. Peters & Corporate hourly and salaried employees	$2,900 from SunEdison ($4,200 + $2,300 from SSL less $3,600 from SunEdison) plus vendor charges based on percentage of employees processed through payroll in Corporate and St. Peters.	3 employees each @ 0.4 FTE	Effective Date through December 31, 2014

Project Description	Service Provider	Deliverables	Fees	FTE Calculation	Term

Payroll administration, site (St. Peters) processing, tax administration and payroll integration	Mutual	Maintain accurate and updated HR Information. Process local, state and federal tax withholding and working with Corp Finance to record and pay required payroll taxes in timely manner. Fund all payrolls. Process garnishments & child support. Fund 401k plan.	$900 from SunEdison ($700 + $1,300 from SSL less $1,100 from SunEdison) plus vendor charges based on percentage of employees processed through St. Peters site.	3 employees each @ 0.125 FTE	Effective Date through December 31, 2014

Payroll administration and integration, time and attendance upgrade assistance	Mutual

Maintain accurate and timely – time and attendance records for bi –weekly payroll input. Includes daily hours worked, overtime & premium pay, time off –Vacation/PTO,

holidays, Sick leave, FMLA, etc. Provide management monthly reports

			$1,800 from SunEdison ($1,400 + $2,600 from SSL less $2,200 from SunEdison).	3 employees each @ 0.25 FTE	Effective Date through December 31, 2014

Payroll Software Payroll charges and monthly/quarterly fees	SunEdison	Actual per head per payroll charges and monthly Self Service fees	Vendor charges passed through based on North American headcount.	N/A	Effective Date through December 31, 2014

Project Description	Service Provider	Deliverables	Fees	FTE Calculation	Term

North American payroll integration	Mutual	Migration to new payroll process and integrate all NA Payroll processes into 1 integrated platform	$10,500 from SSL ($8,300 + $3,700 + $1,800 from SunEdison less $1,200 + $2,100 from SSL) Contractor	Contractor @ 0.5 FTE, and 4 employees each @ 0.2 FTE	Effective Date through April 15, 2014

HRIS – implementation fees (3rd party Included) monthly maintenance	SunEdison	Establish Core HRIS System IN NA and then Global Add additional HR modules in 2014	Vendor charges passed through based on North American headcount (global headcount once implementation begins globally)	N/A	Effective Date through December 31, 2014

Training administration, process documentation and educational assistance administration	SSL	Training administration, process documentation and educational assistance administration	$4,200 per month plus any vendor charges to be passed through based on headcount.	.6 FTE	Effective Date through December 31, 2014

Singapore HRBP	SunEdison	Serve as site HRBP, payroll and HR administration (Singapore)	$4,800 per month plus any vendor charges to be passed through base on headcount.	.5 FTE	Effective Date through December 31, 2014

China HRBP	SunEdison	Serve as site HRBP, payroll and HR administration (Singapore)	$1,400 per month plus any vendor charges to be passed through base on headcount.	.2 FTE	Effective Date through December 31, 2014

Employee Relations	SunEdison	1) Conduct employee investigations on complaints/greviences and provide follow up report with mgmt.	$4,700 per month plus any travel or other costs directly related to work for SSL.	.25 FTE	Effective Date through December 31, 2014

Project Description	Service Provider	Deliverables	Fees	FTE Calculation	Term
2) Conduct periodic employee relation activities ( meetings, lunches, picnics parties, etc) 3) Work with Management as needed to address employee performance issues and Provide PIP

Corporate HR Administration	SunEdison	Work with Corporate Business Units and Function Heads & SSL to address off cycle salary changes, promotions, Reduction in Force (RIF)	$2,800 per month.	2 employees each @ 0.1 FTE	Effective Date through December 31, 2014

B)	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide Services only upon the written request of Service Recipient under a SOW. Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the Service Provider resources to support the Services. Each SOW shall follow the format as provided.

b. Applicable Services:

In addition to other Services that may be requested under an SOW, SunEdison shall provide the following Services to SSL under an SOW pursuant to the terms of the respective SOW:

•	Labor Relations and Contract Administration – help with negotiations related to unions and collective bargaining agreements

•	HRIS vendor Implementation – Implement and establish core HRIS Data base

c. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective Liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the services or providing the Deliverable, Service Provider shall not be obligated to perform its Services within a specific timeframe.

d. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

e. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

C)	MISCELLANEOUS CONSULTING SERVICES

a. Description:

Either party may request the other party’s support on an ad-hoc basis for various matters for up to ten (10) hours per month.

a. Service Request Process:

Services to be provided hereunder must be requested in writing to the Service Provider’s HR Liaison specified herein upon not less than five (5) days’ notice.

b. Fees:

Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

c. Term:

Services provided on a miscellaneous consulting basis shall commence as of the Effective Date and shall terminate on the Termination Date.

SCHEDULE B-4

Service Name:	ORGANIZATIONAL DEVELOPMENT

Service Provider:	SUNEDISON

I. SCOPE OF SERVICES. SunEdison will provide organizational development services to SSL relating to the development of culture with respect to SSL employees with the goal of the SSL maintaining a positive and cohesive culture among its employees.

Representative services include, but are not limited to, the following:

•	Cultural transformation

•	Performance Management

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

Services provided under this Schedule B-4 shall not be available on a Fixed basis.

B)	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide Services only upon the written request of Service Recipient under a SOW. Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the Service Provider resources to support the services. Each SOW shall follow the format as provided.

b. Applicable Services:

In addition to other Services that may be requested under an SOW, SunEdison shall provide the following Services to SSL under an SOW pursuant to the terms of the respective SOW:

•	Cultural Transformation – Culture development program manager – administers all development programs and employee surveys related to culture transformation

•	Performance Management – Develop and modify performance review forms, own communications, facilitate Exec. review calibration meetings

c. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective Liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the Services or providing the Deliverable, Service Provider shall not be obligated to perform its Services within a specific timeframe.

d. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

e. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

C)	MISCELLANEOUS CONSULTING SERVICES

a. Description:

Either party may request the other party’s support on an ad-hoc basis for various matters for up to ten (10) hours per month.

b. Service Request Process:

Services to be provided hereunder must be requested in writing to the Service Provider’s HR Liaison specified herein upon not less than five (5) days’ notice.

c. Fees:

Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

d. Term:

Services provided on a miscellaneous consulting basis shall commence as of the Effective Date and shall terminate on the Termination Date.

ANNEX C – FINANCE SERVICES

I. SCOPE OF ANNEX.

The scope of Financial Services shall include the following list, each of which is specifically detailed in the Annex C Schedules that follow.

Service Name:	Schedule:	Service Provider
Tax	C-1	Mutual – See Schedule C-1
Controllership	C-2	Mutual – See Schedule C-2
Treasury	C-3	Mutual – See Schedule C-3

II. SERVICES TERM

A)	Term. This Annex C shall commence effective as of the Effective Date and shall terminate on December 31, 2014 (the “Termination Date”), unless the Services provided under an Annex C Schedule are terminated earlier in accordance with the terms of such Annex C Schedule.

B)	Termination. Service Recipient may terminate this Annex A upon 30 days written notice to Service Provider.

C)	Extension. In the event that either party desires to continue receiving Finance Services beyond the Termination Date, the parties agree that not less than 30 days prior to the Termination Date they will negotiate in good faith to extend this Annex C, such extension only to be effective upon the mutual written consent of the parties.

III. FEES

Unless otherwise specifically provided in any Annex C Schedule, the following rates shall apply for all Services provided hereunder (“Standard Rates”): $100 per hour.

IV. ADDITIONAL TERMS AND CONDITIONS

A)	Access to Information; Third Party Rights.

Generally, the party receiving Services hereunder (“Service Recipient”) agrees to promptly provide the Service Provider with all information, instructions and access to third parties as Service Provider reasonably requires to perform the Services. Service Recipient also agrees to ensure Service Provider is permitted to use any third party information or intellectual property rights Service Recipient requires Service Provider to use to perform the Services, subject to the confidentiality obligations contained herein.

Service Recipient agrees to ensure that all information provided to Service Provider is accurate, complete and not misleading as Service Provider will rely upon this information to perform the services and will not verify it in any way, except to the extent Service Provider has expressly agreed to do so as part of the Services.

B)	Manner of Providing Services.

Services within an Annex C Schedule can be provided in three manners: (a) on a fixed and pre-determined basis, (b) pursuant to the terms of individual statements of work, the scope and hourly requirements to be agreed in advance of providing services, but using pre-determined fixed hourly rates, or (c) on an ad-hoc basis at the Standard Rate for a limited number of hours per month, each according to the terms set forth in the relevant Annex C Schedule.

V. CONTACTS

Any notice or communications to be provided under this Annex C shall be delivered in writing to the respective Liaisons specified below as provided on Exhibit B.

SunEdison:	SSL:

501 Pearl Drive (City of O’Fallon) St. Peters, MO 63376	501 Pearl Drive (City of O’Fallon) St. Peters, MO 63376

Attn: Chief Financial Officer	Attn: Chief Financial Officer

SCHEDULE C-1

Service Name:	TAX

Service Provider:	EACH OF SUNEDISON AND SSL WILL PROVIDE SERVICES TO THE OTHER ON CERTAIN PROJECTS AS SET FORTH BELOW

I. SCOPE OF SERVICES. The applicable Service Provider set forth in Section II.A. will provide tax services to the Service Recipient relating to its federal, state and foreign filings and audits with the goal of the Service Recipient filing its tax returns and responding to audits without delay or inaccuracy.

Representative services include, but are not limited to, the following:

•	California Sales/Use Tax Audit Interface with State

•	Indirect Tax Advice/Questions

•	2013 US Tax Return

•	TCE Support

•	2014 Tax Provision (quarterly)

•	Transfer Pricing

•	Structuring

•	Competent Authority Negotiations

•	Audit Negotiations

•	Other Foreign Audits (pre-IPO)

II. MANNER OF PROVIDING SERVICES

A.	FIXED SERVICES

Service Provider shall provide support to Service Recipient for the following known matters:

Project Description	Service Provider	Deliverables	Fees	Term
Indirect Tax Advice/Questions – An appropriate representative from SSL will be available for one hour per week to provide advice to SunEdison on questions related to sales/use and property tax	SSL	One hour of time, weekly	$1,000 per month	Effective Date through 6/30/2014

TCE Support – SSL TCE will support the 2013 SunEdison consolidated US tax return, statutory account reconciliations and legal entity standard request processes.	SSL	Transition to new service provider and assist with completion of 2013 tax return	$4,825 per month	Effective Date through 12/31/2014

Preparation of SunEdison transfer prices to SSL	SSL	Provide assistance with preparation of transfer pricing	$3,725 per month	Effective Date through 7/31/2014

B.	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide Services only upon the written request of Service Recipient under a SOW. Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the Service Provider resources to support the Services. Each SOW shall follow the format as provided.

b. Applicable Services:

SunEdison shall provide Services under an SOW exclusively with respect to the following Services pursuant to the terms of the respective SOW:

•	California Sales/Use Tax Audit Interface with State – assistance in closing open exams

•	Transfer Pricing – SunEdison will assist with initial Transfer Pricing studies and with consultant interactions

•	Structuring – SunEdison will assist with post-IPO restructuring

•	Structuring – SunEdison will assist with ongoing Step Plan/IPO structuring (Holdco structure, IP transfer and follow-up transfer pricing items)

•	Component Authority Negotiations – SunEdison will provide assistance in closing open Competent Authority Proceedings

•	Audit Negotiations – SunEdison will provide assistance in closing open audits

•	Other foreign audits (pre-IPO periods) – SunEdison will provide assistance in any new audits arising for pre-IPO years

c. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective Liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the services or providing the Deliverable, Service Provider shall not be obligated to perform its services within a specific timeframe.

d. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

e. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

C.	MISCELLANEOUS CONSULTING SERVICES

Services provided under this Schedule C-1 shall not be available on a miscellaneous consulting basis.

SCHEDULE C-2

Service Name:	CONTROLLERSHIP

Service Provider:	EACH OF SUNEDISON AND SSL WILL PROVIDE SERVICES TO THE OTHER ON CERTAIN PROJECTS AS SET FORTH BELOW

I. SCOPE OF SERVICES. The applicable Service Provider set forth in Section II.A. will provide controllership services to the Service Recipient relating to its accounting and internal control functions with the goal of Service Recipient operating such functions without delay or inaccuracy.

Representative services include, but are not limited to, the following:

•	Corporate Accounting – provide services related to monthly accounting close, consolidation of financial statements, accounting reconciliations, SOX compliance and audit PBC schedules

•	Accounts Payable

•	SOX/Travel Expense Software

•	Internal Audit

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

Service Provider shall provide support to Service Recipient for the following known matters:

Project Description	Service Provider	Deliverables	Fees	Term
Account Reconciliation License	SunEdison	Access to Software for account reconciliations	$1,050 per month	Effective Date through the earlier of 12 months or until SSL obtains its own license.

Travel Expense Software License & Support	SunEdison	Support the travel reimbursement process – report submission, approval process and reimbursement	$1,850 per month for the quarterly license fee $5,750 per month for support	Effective Date through the earlier of 12 months or until SSL establishes a separate travel reimbursement process

Investor Relations	SSL	Support SunEdison’s investor relations activities including preparation for Capital Markets Day and investor communications	$5,500 per month	Effective Date through the earlier of 12 months or until new director of investor relations is hired by SunEdison

Consolidations System Support	SSL	Consolidations System Support administrator will support SunEdison’s Consolidations System Support needs, including changes to consolidation for new entities, eliminations and reports	$7,500 per month	Effective Date through the earlier of 12 months or until new Consolidations System Support resource is hired by SunEdison or SunEdison implements new consolidation process

B)	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide Services only upon the written request of Service Recipient under a SOW. Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the Service Provider resources to support the Services. Each SOW shall follow the format as provided.

b. Applicable Services:

SunEdison and SSL shall provide Services to each other under an SOW exclusively with respect to the following Services pursuant to the terms of the respective SOW:

•	Government reporting – various reports compiled on a monthly/quarterly/annual basis

•	Request for assistance related to significant transactions – assistance includes availability of resources, preparation of schedules and access to data

•	Pension or 401(k) audits – support the process to complete audit by proving access to HR resources, accounting information and applicable databases

•	Changes to Travel Expense Software License – SSL-requested changes to Travel Expense Software License outside of normal day-to-day support.

c. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective Liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the Services or providing the Deliverable, Service Provider shall not be obligated to perform its Services within a specific SOW.

d. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

e. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

C)	MISCELLANEOUS CONSULTING SERVICES

a. Description:

Either party may request the other’s support on an ad-hoc basis for various matters for up to twenty (20) hours per month.

b. Service Request Process:

a.	Data Requests: SunEdison will request data held in SSL application with specific requirements including, but not limited to, fields, time periods, file format and desired receipt date.

b.	Technical Accounting: SSL may request background information on technical accounting decisions that were made prior to IPO and impact current reporting.

c.	New Insurance Policies: SSL will request establishment of new insurance policies to SunEdison Risk Management group with details of requested policy/coverage/legal entity.

c. Deliverables:

a.	Data Requests: SSL to provide SunEdison with data in a timely manner and in the requested format.

b.	Meetings/Discussions: ad hoc meetings to share knowledge. SunEdison technical accounting resources are not responsible for any subsequent conclusions.

c.	New Insurance Policy: SunEdison will establish insurance policy in timely manner and add policy premium to existing monthly fees.

d. Fees: Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

e. Term: Services provided on a miscellaneous consulting basis shall commence as of the Effective Date and shall terminate on the Termination Date.

SCHEDULE C-3

Service Name:	TREASURY

Service Provider:	EACH OF SUNEDISON AND SSL WILL PROVIDE SERVICES TO THE OTHER ON CERTAIN PROJECTS AS SET FORTH BELOW

I. SCOPE OF SERVICES. The applicable Service Provider set forth in Section II.A will provide treasury related services to the Service Recipient as detailed herein. Representative services include, but are not limited to, the following:

•	Cash Management

•	Cash Application

•	Cash Forecasting

•	Bank Account Management

•	Payment Transfers

•	Treasury Workstation

•	SWIFT membership

•	Foreign Currency Hedging / Derivatives

•	Insurance / Risk Management

•	Credit Lines

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

Service Provider shall provide support to Service Recipient for the following known matters:

Project Description	Service Provider	Deliverables	Fees	Term
Treasury Workstation Availability	SunEdison	SSL access to workstation and 5 user licenses	$1,923 per month	Effective Date through the earlier of 12 months or until SSL has separate license

SWIFT Connectivity & Messaging	SunEdison	SSL access to SSL related data transmitted via SWIFT (bank balances, etc.)	$600 per month	Effective Date through the earlier of 12 months or until SSL has separate SWIFT address

Trading Software	SunEdison	Semi access to Trading Software All trading platform	$960 per month	Effective Date through the earlier of 12 months or until SSL has separate Trading Software License / Agreement

Project Description	Service Provider	Deliverables	Fees	Term
Financial News Software	SunEdison	Access to Financial News Software terminal	$395 per month	Effective Date through the earlier of 12 months or until SSL has separate terminal

Credit Lines	SSL	Access to Credit line for existing outstanding letters of credit or bank guarantees	Per usage at actual costs	Effective Date through the earlier of 12 months or until such time as SSL has credit lines in place for existing obligations

Risk Management – provide management services related to insurance policy premiums, surety bonds and broker fees	SunEdison	Support SSL risk management with day-to-day operations including, but not limited to, the purchase of insurance policies with sufficient coverage, payment of annual premiums on time to avoid lapse in coverage and coordination with brokers	$4,000 per month for support fees	Effective Date through the earlier of 12 months or until a new risk management resource is hired

Risk Management – Insurance coverage and claims cross billings	SunEdison	Upon payment for new insurance renewal premiums, the insurance premium will be split between SunEdison and SSL and the necessary amount billed to SSL. The split will be made using the	Per actual costs	Effective date through the earlier of 12 months or when entirely new policies can be billed directly to SSL. Claims will be reimbursed as incurred.

Project Description	Service Provider	Deliverables	Fees	Term

allocation criteria outlined in the below table. Reimbursement will be governed per Section 2.5 of the Transition Services Agreement. Workers’ compensation claims will be reimbursed to SunEdison on an as occurrence basis and support from the claims administrator (ACE Insurance) will be provided.

Insurance Policies **	Allocation Method
D&O/Fiduciary	Revenue
General Liability	Revenue
Property	# Facilities & Revenue
Auto	# of Vehicles
Workers Comp	Payroll $
Umbrella	Revenue
Pollution	# Facilities & Revenue
Professional	Revenue
Employment Practices	Payroll $
Other	Revenue
Foreign	Country-Specific (Aon to Breakout)

Broker Fees	Allocation Method
Casualty	40% SSL / 60% SunEdison
Property	40% SSL / 60% SunEdison

**	Note: Excludes Disability – SOLAR only

B)	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide Services only upon the written request of Service Recipient under a SOW. Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the SSL resources to support the Services. Each SOW shall follow the format as provided.

b. Applicable Services:

SunEdison shall provide Services under an SOW exclusively with respect to the following Services pursuant to the terms of the respective SOW:

•	Treasury Workstation (additional implementation for which Semi employees’ assistance would be required i.e. adding journal set, connecting to additional service providers, etc.)

c. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective Liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the services or providing the Deliverable, Service Provider shall not be obligated to perform its services within a specific timeframe.

d. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

e. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

C)	MISCELLANEOUS CONSULTING SERVICES

a. Description:

Either party may request the other’s support on an ad-hoc basis for various matters for up to ten (10) hours per month.

b. Service Request Process:

a.	Certificates of Insurance: if SSL requires a certificate of insurance it should notify SunEdison Risk Management group with sufficient notice to prepare certificate

b.	Cash application: SunEdison to request assistance from SSL, as needed, related to SunEdison’s cash application with sufficient notice

c.

Cash management: if SunEdison or SSL receives cash rightfully belonging to other party, solely on account of the transition, the Party to whom the cash rightfully belongs shall provide an immediate demand notice to the other Party to begin the process to transfer the cash; and the Party in receipt of the cash, shall likewise provide immediate notice to the other Party that cash has been received and shall be wired to an account of the other Party’s identification.

d.	Foreign Currency Hedge Lines of Credit: SunEdison to request assistance from SSL with the establishment of new Lines of Credit for foreign currency hedges with sufficient notice

c. Deliverables:

a.	Certificates of Insurance

b.	Cash application: SSL representative to assist with his/her knowledge as it relates to SunEdison cash application, as needed

c.	Foreign Currency Hedge Lines of Credit: provide assistance and knowledge to ensure SSL’s compliance with statutory requirements in order to set-up new credit lines

d.	Cash management: upon the earlier of identification of cash received that rightfully belongs to the other Party or upon notice provided the Party to whom the cash rightfully belongs, such Party in receipt of cash shall use commercially reasonable efforts to transfer such amounts to the correct bank accounts and shall provide a record of the wire completion to the other Party.

d. Fees:

Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

e. Term:

Services provided on a miscellaneous consulting basis shall commence as of the Effective Date and shall terminate on the Termination Date.

ANNEX D – FACILITIES AND ESH SERVICES

I. SCOPE OF ANNEX.

The scope of Facilities Services shall include the following list, each of which is specifically detailed in the Annex D Schedules that follow.

Service Name:	Schedule:	Service Provider
Shared Offices	D-1	SunEdison
Shared Facilities	D-2	SSL
Office Facilities and Project Management	D-3	SSL
Southwest Facility Management	D-4	SSL
ESH Services	D-5	SSL

II. SERVICES TERM

A)	Term. This Annex D shall commence effective as of the Effective Date and shall terminate on December 31, 2014 (the “Termination Date”), unless the Services provided under an Annex D Schedule are terminated earlier in accordance with the terms of such Annex D Schedule.

B)	Termination; Modification. Prior to the Termination Date, this Annex D may only be terminated upon the mutual written consent of the parties. Any modifications must be requested in writing and shall only be effective upon the mutual written agreement of the parties.

D)	Extension. In the event that either party desires to continue receiving Facilities Services beyond the Termination Date, the parties agree that not less than 30 days prior to the Termination Date they will negotiate in good faith to extend the Term of this Annex D, such extension only to be effective upon the mutual written consent of the parties.

III. FEES

Unless otherwise specifically provided in any Annex D Schedule, the following rates shall apply for all Services provided hereunder (“Standard Rates”): $75 per hour.

IV. ADDITIONAL TERMS AND CONDITIONS

A)	Access to Information; Third Party Rights.

Generally, the party receiving Services hereunder (“Service Recipient”) agrees to promptly provide the Service Provider with all information, instructions and access to third parties as Service Provider reasonably requires to perform the Services. Service Recipient also agrees to ensure Service Provider is permitted to use any third party information or intellectual property rights Service Recipient requires Service Provider to use to perform the Services, subject to the confidentiality obligations contained herein.

Service Recipient agrees to ensure that all information provided to Service Provider is accurate, complete and not misleading as Service Provider will rely upon this information to perform the Services and will not verify it in any way, except to the extent Service Provider has expressly agreed to do so as part of the Services.

B)	Manner of Providing Services.

Services within an Annex D Schedule can be provided in three manners: (a) on a fixed and pre-determined basis, (b) pursuant to the terms of individual statements of work, the scope and hourly requirements to be agreed in advance of providing Services, but using pre-determined fixed hourly rates, or (c) on an ad-hoc basis at the Standard Rate for a limited number of hours per month, each according to the terms set forth in the relevant Annex D Schedule.

V. CONTACTS

Any notice or communications to be provided under this Annex D shall be delivered in writing to the respective Liaisons specified below as provided on Exhibit B.

SunEdison:	SSL:
501 Pearl Drive (City of O’Fallon)	3000 N. South St.
St. Peters, MO 63376	Pasadena, TX 77503

Attn: Facilities Planner	Attn: Director, Global ESH and Facilities

SCHEDULE D-1

Service	Name: SHARED OFFICES

Service	Provider: SUNEDISON

I. SCOPE OF SERVICES. SunEdison will provide office space to SSL at the locations identified in Section II.A. below (“Office Location”). The Services shall include all services covered in the underlying master lease for the applicable Office Location that are covered by base rent and common area maintenance charges. Utilities for office space will be based on actual cost and allocated to the Service Recipient based on the office headcount.

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

SunEdison shall provide office space to SSL at the following Office Locations:

Office Location	Service Provider	Lease Holder	Monthly Fees	Term
Singapore	SunEdison	SunEdison Products Singapore Pte. Ltd.	$ 20,526 USD	Effective Date through July 31, 2014

Tokyo, Japan	SSL	MEMC Japan LTD.	Actual cost of lease and operating cost charged by the landlord as part of the lease agreement	Effective Date through September 1, 2014

Chennai, India	SunEdison	SunEdison Energy India PVT LTD	79,266Rs ($1,258USD)	Effective Date through 12/31/2014

Merano, Italy	SSL	Owned by MEMC Electronic Materials, S.p.A.	$8,000 USD – (calculated based on $1,000 USD/mo for each Solar Materials R&D Staff located in Merano office complex)	Effective Date through 12/31/2014

In addition to the Office Locations specified above, upon mutual written agreement either party may provide additional office space to employees of the other party. Such space will be charged at a rate of $1000 per employee per month, which rate will cover all costs associated with use of the office space, including rent, furniture, utilities, and other services.

Notwithstanding the Term set forth above, the Services provided with respect to any Office Location shall immediately terminate in the event that the underlying lease between SunEdison and the landlord of such Office Location expires or is terminated for any reason.

B)	STATEMENTS OF WORK

Services provided under this Schedule D-1 shall not be available on an SOW basis.

C)	MISCELLANEOUS CONSULTING SERVICES

Services provided under this Schedule D-1 shall not be available on a miscellaneous consulting basis.

SCHEDULE D-2

Service	Name: SHARED FACILITIES

Service	Provider: SSL

I. SCOPE OF SERVICES. SSL will provide corporate office space and research and development facility space to SunEdison at 501 Pearl Drive, St. Peters, Missouri (the “Facility”) for the activities described below.

Corporate office space includes an allocation of the following local departments and associated local occupancy costs at the Facility using the 2013 service and utility cost allocation and methodology:

Cost Center	Cost Center Name	S&U Allocation Basis
1161020	Taxes & Insurance	Depreciation
1164310	Electricity	Electric usage
1164330	General Utilities	Electric usage
1164340	HVAC	Electric usage
1164350	Utility Maintenance	Electric usage
1161110	Employee Relations	Headcount
1161120	ESH	Headcount
1161150	Organization Effect.	Headcount
1164110	Yards & Roads	Headcount
1164120	General Plant	Headcount
1161700	Procurement	Material Issue
1165610	Materials Mgmt	Material Issue

Solar R&D Office and Lab Space includes an allocation of the following local departments and local occupancy costs at the Facility using the 2013 service and utility cost allocation methodology:

Cost Center	Cost Center Name	S&U Allocation Basis
1161020	Taxes & Insurance	Depreciation
1164130	Plant Shop	Electric usage
1164310	Electricity	Electric usage
1164330	General Utilities	Electric usage
1164340	HVAC	Electric usage
1164350	Utility Maintenance	Electric usage
1161010	Plant Administration	Fixed %
1161310	Systems Engineering	Fixed %
1165630	Shipping	Fixed %
1161110	Employee Relations	Headcount
1161120	ESH	Headcount
1161150	Organization Effect.	Headcount
1164110	Yards & Roads	Headcount
1164120	General Plant	Headcount
1161700	Procurement	Material Issue
1165610	Materials Mgmt	Material Issue
1164320	RODI Water	RODI+Environ
1164410	Environmental	RODI+Environ

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

SSL shall provide space at the Facility to SunEdison for the following activities:

Activity	Service Provider	Monthly Fees	Term
Corporate office space and associated occupancy costs	SSL	Based on actual cost and 2013 allocation method using Headcount as of the Effective Date (Budget $110,138/month)	Effective Date through December 31, 2014

Solar research and development office, labs, and associated occupancy costs	SSL	Based on actual cost and 2013 allocation method (Budget $127,000/month)	Effective Date through December 31, 2014

B)	STATEMENTS OF WORK

Services provided under this Schedule D-2 shall not be available on an SOW basis.

C)	MISCELLANEOUS CONSULTING SERVICES

Services provided under this Schedule D-2 shall not be available on a miscellaneous consulting basis.

SCHEDULE D-3

Service	Name: OFFICE MANAGEMENT AND FACILITIES PROJECT MANAGEMENT
Service	Provider: SSL

I. SCOPE OF SERVICES. SSL will provide specific technical or consulting services related to office and facilities project management outside of the scope of ordinary tenant services provided to SunEdison in connection with the shared facilities space under Schedule D-2.

Project Management

Facilities Project Management Services include, but are not limited to, the following:

•	Development of project scope

•	Project design specifications

•	Project cost estimation

•	Contract negotiation

•	Schedule development

•	Oversight of the actual construction work

Representative Project Management Services include, but are not limited to, the following staff:

•	Project Executive

•	Project Manager

•	Project Engineers/Designer

•	Project Planner/Administrator

Office Management

Office management Services include , but are not limited to, the following:

•	Negotiation of new leases

•	Lease extensions

•	Lease termination

•	Tenant improvement/renovation work executed by the landlord

Representative Office Management Services include, but are not limited to, the following staff:

•	Director, Global ESH/Facilities

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

Project Description	Service Provider	Deliverables	Fees	Term
Facilities Project Management Services for Belmont	SSL	Management of Belmont 1st and 2nd floor renovation activities	$14,000/month	Effective Date through earlier of December 31, 2014 or completion of renovation

Project Description	Service Provider	Deliverables	Fees	Term
Office Management: negotiation of new leases, lease extensions, lease terminations and associated analysis	SSL	Executed lease documents	$4,800/month	Effective Date through the earlier of December 31, 2014 or termination upon hiring of office facilities manager by SunEdison

B)	STATEMENTS OF WORK

a. Service Request Process:

Facilities Project Management Services requests will be submitted to the Director, Global ESH/Facilities with project requirements. If the SSL facilities group accepts the request (resources are available) the facilities group will develop an SOW and cost estimate for the project including the cost of Project Management Services. Approval for the work will be through the SunEdison appropriations request system for projects.

Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the Service Provider resources to support the Services. Each SOW shall follow the format as provided.

b. Deliverables:

Project reports, including schedule and spend status, will be issued on a monthly basis until completion of the applicable SOW.

c. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the following rates:

Project Executive	$85 per hour
Project Manager	$75 per hour
Project Engineer/ Designer	$50 per hour
Project Planner/ Administrator	$30 per hour

The fees set forth above include all direct and indirect overhead costs, including administrative costs, except those reimbursable expenses identified below:

Travel expenses	Costs plus 3%
Non labor materials and supplies	Costs plus 3%

d. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

C)	MISCELLANEOUS CONSULTING SERVICES

a. Description:

Either party may request the other party’s support on an ad-hoc basis for various matters for up to ten (10) hours per month.

•	Office Management Services

b. Service Request Process:

Services to be provided hereunder must be requested in writing to the Service Provider’s Facilities Liaison specified herein upon not less than five (5) days’ notice.

c. Fees:

Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

d. Term:

Services provided on a miscellaneous consulting basis shall commence as of the Effective Date and shall terminate on the Termination Date.

SCHEDULE D-4

Service Name:	Southwest Facility Management

Service Provider:	SSL

I. SCOPE OF SERVICES. SSL will provide oversight to the facility staff located at 6800 US Highway 75, Sherman, TX 75092 (the “Southwest Facility”) until the Southwest Facility is sold or SunEdison has secured staffing to manage the Southwest Facility. In addition, SSL will manage the listing brokers and negotiation of the sale of the Southwest Facility until the site is sold or SunEdison has secured staffing to take over such activities.

Service includes:

•	Oversight of facilities staff

•	Management of brokers

•	Sales negotiation

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

Project Description	Service Provider	Deliverables	Fees	Term
Oversight of the Southwest Facility	SSL	Oversight of facility management and sale	$1800/month	Effective Date through the earlier of the sale of the Southwest Facility or termination by SunEdison.

B)	STATEMENT OF WORK

Services provided under this Schedule D-4 shall not be available on a miscellaneous consulting basis.

C)	MISCELLANEOUS CONSULTING SERVICES

Services provided under this Schedule D-4 shall not be available on a miscellaneous consulting basis.

SCHEDULE D-5

Service Name:	ENVIRONMENTAL SAFETY AND HEALTH CONSULTING

Service Provider:	SSL

I. SCOPE OF SERVICES. SSL will provide Environmental Safety and Health (“ESH”) consulting and project services to SunEdison’s solar materials and energy business units.

General ESH Consulting Services include, but are not limited to, the following as requested by SunEdison:

•	Coordination of best practices and lessons learned between SunEdison and SSL

•	Tracking of metrics

•	Interface with regulatory agencies

•	Sustainability program consulting

•	Support for SunEdison ESH Staff on program implementation, procedure content, permits and routine safety issues at the sites

ESH Project Services may include:

•	Facility audits

•	Major incident investigations

•	Capital project design reviews

•	Program or procedure development

•	Consulting to the legal group on SunEdison Material suits in progress

Representative ESH consulting services include, but are not limited to, the following staff:

•	Director, Global ESH/Facilities

•	Director, ESH Manufacturing

SunEdison shall be responsible for all business decisions related to these Services.

II. MANNER OF PROVIDING SERVICES

D)	FIXED SERVICES

Project Description	Service Provider	Deliverables	Fees	Term
General ESH Consulting	SSL	See ESH consulting services above	$3200/month	Effective Date through earlier of 12/31/2014 or until Solar Materials ESH director is hired or termination by either party

E)	STATEMENTS OF WORK

a. Service Request Process:

ESH project service requests will be submitted to the Director, Global ESH/Facilities with the project requirements. If the SSL facilities group accepts the request (resources are available) the ESH group will develop an SOW and cost estimate for the project. Service Recipient will approve the request in writing.

Each SOW for services will explicitly state the scope of the Services to be performed, the hourly expectations, the deliverables required and timing required to perform the Services. Service Recipient will use its best efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use its best efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the Service Provider resources to support the services. Each SOW shall follow the format as provided.

b. Deliverables:

Project reports, including schedule and spend status, will be issued on a monthly basis until completion of the applicable SOW.

c. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the following rates:

ESH Project Services	$80 per hour

The fees set forth above include all direct and indirect overhead costs, including administrative costs, except those reimbursable expenses identified below:

Travel expenses	Costs plus 3%
Non labor materials and supplies	Costs plus 3%

d. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

F)	MISCELLANEOUS CONSULTING SERVICES

a. Description:

Either party may request the other party’s support on an ad-hoc basis for various matters for up to ten (10) hours per month.

b. Service Request Process:

Services to be provided hereunder must be requested in writing to the Service Provider’s Facilities Liaison specified herein upon not less than five (5) days’ notice.

c. Fees:

Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

d. Term:

Services provided on a miscellaneous consulting basis shall commence as of the Effective Date and shall terminate on the Termination Date.

ANNEX E – INTELLECTUAL PROPERTY SERVICES

I. SCOPE OF ANNEX.

The scope of Intellectual Property (“IP”) Services shall include the following list, each of which is specifically detailed in the Annex E Schedules that follow.

Service Name:	Schedule:	Service Provider
Patent Management	E-1	SSL

II. SERVICES TERM

D)	Term. This Annex E shall commence effective as of the Effective Date and shall terminate on September 30, 2015 (the “Termination Date”), unless the Services provided under an Annex E Schedule are terminated earlier in accordance with the terms of such Annex E Schedule.

E)	Termination. Service Recipient may terminate this Annex E upon 30 days written notice to Service Provider.

F)	Extension In the event that either party desires to continue receiving IP Services beyond the Termination Date, the parties agree that not less than 30 days prior to the Termination Date they will negotiate in good faith to extend this Annex E, such extension only to be effective upon the mutual written consent of the parties.

III. FEES

The Fees for IP Services shall be as set forth in the table of Section II.A. of Schedule E-1.

IV. ADDITIONAL TERMS AND CONDITIONS

A)	Access to Information; Third Party Rights.

Generally, the party receiving Services hereunder (“Service Recipient”) agrees to promptly provide the Service Provider with all information, instructions and access to third parties as Service Provider reasonably requires to perform the Services. Service Recipient also agrees to ensure Service Provider is permitted to use any third party information or intellectual property rights Service Recipient requires Service Provider to use to perform the Services, subject to the confidentiality obligations contained herein.

Service Recipient agrees to ensure that all information provided to Service Provider is accurate, complete and not misleading as Service Provider will rely upon this information to perform the Services and will not verify it in any way, except to the extent Service Provider has expressly agreed to do as part of the Services.

B)	Manner of Providing Services.

Services within an Annex E Schedule shall only be available on a fixed and pre-determined basis.

V. CONTACTS

Any notice or communications to be provided under this Annex E shall be delivered in writing to the respective Liaisons specified below as provided on Exhibit B.

SunEdison:	SSL:
600 Clipper Drive	501 Pearl Drive (City of O’Fallon)

Belmont, CA 94002	St. Peters, MO 63376

Attn: Vice President and Chief Technology Officer	Attn: Director, Intellectual Property

SCHEDULE E-1

Service Name:	PATENT MANAGEMENT
Service Provider:	SSL

I. SCOPE OF SERVICES. SSL will provide invention disclosure and patent application filing, maintenance and related services to SunEdison relating to its inventions and patent portfolio with the goal of SunEdison managing its inventions and patents without delay or inaccuracy. Service provider is not responsible for business decisions, including those concerning whether, when, or where to file, not to file, prosecute, or maintain an invention disclosure or a patent application. Service Provider will in good faith provide its recommendation on such matters upon request, but the decisions shall solely rest with the Service Recipient.

Representative services include, but are not limited to, the following:

•	Invention Disclosure Administration

•	Patent Filing, Prosecution, and Maintenance Recommendations, Strategy, and Instructions

•	Patent Software Administration

•	Competitive Intellectual Property (IP) Management

•	IP Projects

•	Training of new IP Staff

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

Service Provider shall provide support to Service Recipient for the following known matters:

Project Description	Service Provider	Deliverables	Fees	Term
Patent Portfolio and Invention Disclosure Management; Patent Software Administration; Competitive IP Management; Training of new IP Staff; IP Projects	SSL

Provide required support for Invention Disclosure Administration, Patent Filing, Prosecution, and Maintenance Recommendations, Strategy, and Instructions;

Assist with administration of patent software and training of users;

Assist with competitive searching and analysis of results ;

Assist with training for new staff as required;

Project deliverables and reports as required.

			$13,682 per month (exclusive of associate legal fees, which will be billed directly to the entity benefitting from such services.	Effective Date through December 31, 2014

Software Licenses	SSL	License allocation	$1,508 per month	Effective Date through September 30, 2015

ANNEX F – PROCUREMENT SERVICES

I. SCOPE OF ANNEX.

The scope of procurement Services shall include the following list, each of which is specifically detailed in the Annex F Schedules that follow.

Service Name:	Schedule:	Service Provider
General Strategic Commodities and Suppliers	F-1	SSL

II.	SERVICES TERM

A)	Term. This Annex F shall commence effective as of the Effective Date and shall terminate on December 31, 2014 (the “Termination Date”), unless the Services provided under an Annex F Schedule are terminated earlier in accordance with the terms of such Annex F Schedule.

D)	Termination. Service Recipient may terminate this Annex F upon 30 days written notice to Service Provider.

E)	Extension. In the event that either party desires to continue receiving Services beyond the Termination Date, the parties agree that not less than 30 days prior to the Termination Date they will negotiate in good faith to extend this Annex F, such extension only to be effective upon the mutual written consent of the parties.

III.	FEES

Unless otherwise specifically provided in any Annex F Schedule, the following rates shall apply for all Services provided hereunder (“Standard Rates”): $80 per hour

IV. ADDITIONAL TERMS AND CONDITIONS

A) Access to Information; Third Party Rights.

Generally, the party receiving Services hereunder (“Service Recipient”) agrees to promptly provide the Service Provider with all information, instructions and access to third parties as Service Provider reasonably requires to perform the Services. Service Recipient also agrees to ensure Service Provider is permitted to use any third party information or intellectual property rights Service Recipient requires Service Provider to use to perform the Services, subject to the confidentiality obligations contained herein.

Service Recipient agrees to ensure that all information provided to Service Provider is accurate, complete and not misleading as Service Provider will rely upon this information to perform the Services and will not verify it in any way, except to the extent Service Provider has expressly agreed to do as part of the Services.

B) Manner of Providing Services.

Services within an Annex F Schedule can be provided in two manners: (a) on a fixed and pre-determined basis or (b) pursuant to the terms of individual statements of work, the scope and hourly requirements to be agreed in advance of providing Services, but using pre-determined fixed hourly rates.

V.	CONTACTS

Any notice or communications to be provided under this Annex F shall be delivered in writing to the respective Procurement Liaisons specified below as provided on Exhibit B.

SunEdison:	SSL:
501 Pearl Drive (City of O’Fallon)	501 Pearl Drive (City of O’Fallon)
St. Peters, MO 63376	St. Peters, MO 63376
Attn: Corporate Vice President Supply Chain	Attn: Vice President Supply Chain

SCHEDULE F-1

Service Name: GENERAL STRATEGIC COMMODITY NEGOTIATIONS Service Provider: SSL

I. SCOPE OF SERVICES. SSL will provide commodity negotiation services to SunEdison relating to its procurement of various commodities with the goal of SunEdison receiving required commodities through its suppliers without delay or inaccuracy. Business decisions impacting a particular legal arrangement, whether in contract, purchase order, sales order, or otherwise, shall be made solely by SunEdison or SSL, as the case may be, according to the ownership of the legal entity directly impacted. Decisions not otherwise exclusively applicable to one Party but legally impacting both SunEdison and SSL shall be made jointly between Service Provider and Service Recipient, where possible. Notwithstanding the foregoing, the Parties shall use commercially reasonable efforts to agree upon a mutually agreeable joint decision, however neither party shall be forced to accept a decision or the associated terms of such decision against its will. The Parties shall therefore agree to memorialize all decisions taken in a manner acceptable to the Liaisons appointed under this Annex.

Representative services include, but are not limited to, the following:

1. Commercial negotiations for the following strategic commodities: Graphite, Gases, Diamond Wire, Quartz Crucibles, Wire Saw Machines and Trichlorosilane

2. Scouting and commercial negotiations for new alternative suppliers for the above-named commodities, pursuant to an agreed upon process.

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

Service Provider shall provide support to Service Recipient for the following known matters:

Project Description	Service Provider	Deliverables	Fees	Term

Commercial negotiations and scouting for strategic commodities and suppliers, as specified in Section I above	SSL

1. Formal Quotations or Purchase Contract, quoting the Commercial conditions (prices and payment terms) for the negotiated items.

2. Documented Proof of saving (or cost avoidance) as result of negotiation process.

			$24,460 per month	Effective Date through Termination Date

B)	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide Services only upon the written request of Service Recipient under a SOW. Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for Services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the Service Provider resources to support the Services. Each SOW shall follow the format as provided.

b. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective Liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the services or providing the Deliverable, Service Provider shall not be obligated to perform its Services within a specific timeframe.

c. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

d. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

ANNEX G – R&D SERVICES

I. SCOPE OF ANNEX.

The scope of research and development (“R&D”) Services shall include the following list, each of which is specifically detailed in the Annex G Schedules that follow.

Service Name:	Schedule:	Service Provider
Equipment	G-1	Mutual – See Schedule G-1
QSR	G-2	Mutual – See Schedule G-2
Software	G-3	SunEdison

II.	SERVICES TERM

A)	Term. This Annex G shall commence effective as of the Effective Date and shall terminate on December 31, 2014 (the “Termination Date”), unless the Services provided under an Annex G Schedule are terminated earlier in accordance with the terms of such Annex G Schedule.

G)	Termination. Service Recipient may terminate this Annex G upon 30 days written notice to Service Provider.

H)	Extension. In the event that either party desires to continue receiving R&D Services beyond the Termination Date, the parties agree that not less than 30 days prior to the Termination Date they will negotiate in good faith to extend this Annex G, such extension only to be effective upon the mutual written consent of the parties.

III. FEES

Unless otherwise specifically provided in any Annex G Schedule, the following rates shall apply for all Services provided hereunder (“Standard Rates”): $70 per hour.

IV. ADDITIONAL TERMS AND CONDITIONS

A) Access to Information; Third Party Rights.

Generally, the party receiving Services hereunder (“Service Recipient”) agrees to promptly provide the Service Provider with all information, instructions and access to third parties as Service Provider reasonably requires to perform the Services. Service Recipient also agrees to ensure Service Provider is permitted to use any third party information or intellectual property rights Service Recipient requires Service Provider to use to perform the services subject to the confidentiality obligations contained herein.

Service Recipient agrees to ensure that all information provided to Service Provider is accurate, complete and not misleading as Service Provider will rely upon this information to perform the Services and will not verify it in any way, except to the extent Service Provider has expressly agreed to do as part of the Services.

B)	Manner of Providing Services.

Services within an Annex G Schedule can be provided in two manners: (a) on a fixed and pre-determined basis, or (b) pursuant to the terms of individual statements of work, the scope and hourly requirements to be agreed in advance of providing services, but using pre-determined fixed hourly rates. Given the sensitivities surrounding intellectual property and other proprietary information involved in research and development, R&D Services provided under this Annex G shall not be available on an ad-hoc basis.

V.	CONTACTS

Any notice or communications to be provided under this Annex G shall be delivered in writing to the respective R&D Liaisons specified below as provided on Exhibit B.

SunEdison:	SSL:
501 Pearl Drive (City of O’Fallon)	501 Pearl Drive (City of O’Fallon)

St. Peters, MO 63376	St. Peters, MO 63376

Attn: Vice President Supply Chain & Chief Technology Officer, Solar Materials	Attn: Vice President, SSL R&D

SCHEDULE G-1

Service Name: Service Provider:	EQUIPMENT DESIGN EACH OF SUNEDISON AND SSL WILL PROVIDE SERVICES TO THE OTHER ON CERTAIN PROJECTS AS SET FORTH BELOW

I. SCOPE OF SERVICES. Service provider will provide the services of certain of its employee (“Shared Employees”) to the Service Recipient for projects related to R&D equipment in order to create designs of new equipment and/or modify the design of existing equipment used in the production of SSL and solar silicon wafers.

Representative services include, but are not limited to, the following:

•	Create designs using 3D-solid modeling software

•	Create detail part drawings, bills of materials (BOMs), and assembly drawings so the equipment can be fabricated and assembled , with designs including electrical as well as mechanical design with electrical BOM and schematics and software code and associated procedures

•	Modify equipment design for cost, productivity and product competitiveness

•	Provide documentation of the design for this equipment and revise the design and drawings to reduce costs and or improve design

•	Perform analysis (structural analysis, heat transfer analysis, and fluid flow solidification analysis) to assist and improve the design process using analysis and modeling software and engineering calculations

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

Service Provider shall provide Shared Employees to support Service Recipient for the following known matters:

Resource	Service Provider	Project/Technology	Time allocated to Service Recipient	Fees	Term
Fellow	SunEdison	Modules/Polysilicon Support	10%	$1155/month	Effective Date through December 31, 2014

Equipment R&D Director	SunEdison	Equipment R&D for Semi and Solar projects	10%	$1155/month	Effective Date through December 31, 2014

Associate Fellow	SSL	Hot Zone Design	50%	$5775/month	Effective Date through December 31, 2014

Staff Engineer for electrical design	SSL	Electrical Design and Dopant Design	10%	$1155/month	Effective Date through December 31, 2014

Mechanical Engineer – Crystal	SSL	Mechanical Design, Crystal	10%	$1155/month	Effective Date through December 31, 2014

Fellow	SSL	Polisher Upgrade	10%	$1155/month	Effective Date through December 31, 2014

Staff Engineer – Controls	SunEdison	Advanced Poly Technology	20%	$2310/month	Effective Date through December 31, 2014

B)	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide services only upon the written request of Service Recipient under a SOW. Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the SSL resources to support the services. Each SOW shall follow the format as provided.

b. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the services or providing the Deliverable, Service Provider shall not be obligated to perform its services within a specific timeframe.

c. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

d. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

SCHEDULE G-2

Service Name: Service Provider:	QUALITATIVE SILICON RESEARCH (“QSR”) EACH OF SUNEDISON AND SSL WILL PROVIDE SERVICES TO THE OTHER ON CERTAIN PROJECTS AS SET FORTH BELOW

I. SCOPE OF SERVICES. Service provider will provide the services of certain of its employee (“Shared Employees”) to the Service Recipient for projects related to R&D QSR.

Representative services include, but are not limited to, the following:

•	Computational assistance and theoretical studies in silicon

•	Modeling of silicon processes

•	CFD modeling

•	Defect dynamic simulations

II. MANNER OF PROVIDING SERVICES

C)	FIXED SERVICES

Service Provider shall provide Shared Employees to support Service Recipient for the following known matters:

Resource	Service Provider	Project/Tehcnology	Time allocated to Service Recipient	Fees	Term
Fellow	SunEdison	Polysilicon Technology	10%	$1155/month	Effective Date through December 31, 2014

Associate Fellow	SunEdison	Modules	10%	$1155/month	Effective Date through December 31, 2014

Associate Fellow	SunEdison	Advanced Crystal	10%	$1155/month	Effective Date through December 31, 2014

Staff Engineer – Defect Simulation	SSL	Advanced Crystal and Defect Model	40%	$4620/month	Effective Date through December 31, 2014

Senior Fellow	SSL	Slicing/Chipping	50%	$5775/month	Effective Date through December 31, 2014

Staff Engineer	SunEdison	Slicing	20%	$2310/month	Effective Date through December 31, 2014

Staff Engineer – CFD	SSL	Defect Analysis	30%	$3465/month	Effective Date through December 31, 2014

Senior Fellow – Cleaning	SunEdison	Slicing and Cleaning	20%	$2310/month	Effective Date through December 31, 2014

Senior Fellow – Crystal	SSL	Advanced Crystal	80%	$9240/month	Effective Date through December 31, 2014

Director of Metrology	SSL	Metrology	30%	$3465/month	Effective Date through December 31, 2014

D)	STATEMENTS OF WORK

a. Service Request Process:

Service Provider shall provide services only upon the written request of Service Recipient under a SOW. Service Recipient will use commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the SSL resources to support the services. Each SOW shall follow the format as provided.

b. Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the services or providing the Deliverable, Service Provider shall not be obligated to perform its services within a specific timeframe.

c. Fees:

Unless otherwise provided in the respective SOW, Service Recipient shall pay to Service Provider hourly fees based on the Standard Rates.

d. Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date.

SCHEDULE G-3

Service Name: Service Provider:	SOFTWARE SUNEDISON

I. SCOPE OF SERVICES. SunEdison will provide SSL the right to use certain software (“Shared Software”) for projects related to R&D QSR.

II. MANNER OF PROVIDING SERVICES

A)	FIXED SERVICES

Service Provider shall provide Shared Software to support Service Recipient as set forth below:

Shared Software	Service Provider	Time allocated to Service Recipient	Fees	Term
QSR CFD	SunEdison	40%	$5853/month	Effective Date through December 31, 2014

QSR – Engineering Modeler	SunEdison	40%	$107/month	Effective Date through December 31, 2014

QSR – CFD – 2D	SunEdison	35%	$3500/month	Effective Date through December 31, 2014

QSR – CFD Physics	SunEdison	20%	$125/month	Effective Date through December 31, 2014

QSR – Graphic Analyzeer	SunEdison	50%	$96/month	Effective Date through December 31, 2014

QSR – Computer Cluster	SunEdison	40%	$1521/month	Effective Date through December 31, 2014

Equipment Design – CAD1	SunEdison	40%	$3809/month	Effective Date through December 31, 2014

Equipment Design – CAD2	SunEdison	50%	$4060/month	Effective Date through December 31, 2014

Equipment Design – Electrical Design SW	SunEdison	55%	$1482/month	Effective Date through December 31, 2014

ANNEX H – MISCELLANEOUS SERVICES

I. SCOPE OF ANNEX.

This Annex H shall apply to any Services not specifically provided for under another Annex hereto. Any Services provided under Annex A – G are expressly excluded from this Annex H and shall not be available to either party hereunder, the availability and terms of such Services being provided for under the applicable Annex.

II. STATEMENTS OF WORK

All Services provided under this Annex H shall be provided by a party (the “Service Provider”) pursuant to the terms of individual statements of work (“SOW”), the scope and hourly requirements to be agreed in advance of providing Services.

A)	Service Request Process:

Service Provider shall provide services only upon the written request of the other party (“Service Recipient”) under a separate SOW. Service Recipient will use its commercially reasonable efforts to provide Service Provider with at least two (2) weeks advanced notice for the request for Services under any SOW. Service Provider will use its commercially reasonable efforts to provide the Services within the timeframe requested by Service Recipient in the SOW, but will not have an obligation to do so until a signed SOW is returned to Service Recipient.

Each SOW for services shall include a clear statement of requirements, which shall include timing for assistance, the identified issue or problem statement, the expected deliverables to be delivered, the estimated hours of Services required or the cap of hours if such a limitation exists, and the Service Provider resources to support the Services. Each SOW shall follow the format as provided.

B)	Deliverables:

Deliverables, work-product and the timing for delivery shall be agreed upon between the respective liaisons in advance of providing the Services and shall be set forth in the applicable SOW. In the absence of a specific request to provide a deliverable, no document, report or tangible documentation shall be required to be provided by Service Provider to Service Recipient. Additionally, in the absence of specific timing for completion of the services or providing the Deliverable, Service Provider shall not be obligated to perform its services within a specific timeframe.

C)	Term:

Unless otherwise provided in the respective SOW, each SOW shall terminate on the Termination Date (as hereinafter defined).

III. SERVICES TERM

A)	Term. This Annex H shall commence effective as of the Effective Date and shall terminate on December 31, 2014 (the “Termination Date”).

B)	Termination. Neither party may terminate this Annex H prior to the Termination Date.

C)	Extension. In the event that either party desires to continue receiving Services beyond the Termination Date, the parties agree that not less than 30 days prior to the Termination Date they will negotiate in good faith to extend this Annex H, such extension only to be effective upon the mutual written consent of the parties.

IV. FEES

The rates for Services provided hereunder shall be set forth in an individual SOW.

V. ADDITIONAL TERMS AND CONDITIONS

A) Access to Information; Third Party Rights.

Generally, the Service Recipient agrees to promptly provide the Service Provider with all information, instructions and access to third parties as Service Provider reasonably requires to perform the services. Service Recipient also agrees to ensure Service Provider is permitted to use any third party information or intellectual property rights Service Recipient requires Service Provider to use to perform the services, subject to the confidentiality obligations contained herein.

Service Recipient agrees to ensure that all information provided to Service Provider is accurate, complete and not misleading as Service Provider will rely upon this information to perform the services and will not verify it in any way, except to the extent Service Provider has expressly agreed to do as part of the services.

VI. CONTACTS

Any requests for Services under this Annex H shall be directed to the Primary Liaison listed on Schedule A, who shall direct the request to the appropriate representative for such Service.